Aetna
Retirement Services

                                                        Laurie M. LeBlanc
                                                        President
                                                        Portfolio Partners, Inc.

                         What a year this has been!

Dear Portfolio Partners Shareholders:

The equities market showed two faces in 1998 -- bull and bear. Large-cap growth and high-tech companies led the market, while small- to mid-sized companies lagged behind.

In addition, the global liquidity crisis, created by the default on Russian debt along with Asian economic difficulties, strongly impacted the banking and financial sectors. This caused investors to gravitate to the comfort of large, liquid, brand name stocks. As 1998 progressed, investors' fears of inflation turned to concerns about deflation. All of this bad news led to a significant market decline in September of '98 and, for the first time since 1990, U.S. equity mutual funds experienced a net cash redemption.

The market's fourth quarter comeback amazed even the most veteran investor, however. Spawned by three successive cuts in interest rates, the U.S. Stock Market actually ended the year with its fourth consecutive double-digit year annual return (measured by the S&P 500 Index1).

As we enter 1999, I feel compelled to again stress the importance of discipline to all investors. Particularly during times of market volatility, investors need to practice regular periodic investing, asset allocation, and asset rebalancing. Most importantly, investors need to remember that the double-digit equity returns of the past several years cannot continue indefinitely. Over the long haul, 9-11% average annual returns in the U.S. equity market is the historic mean. Both positive and negative return years have contributed to that long-term result.

With that said, we continue to feel that our portfolio managers are ready and able to find opportunities in these challenging financial times. We invite you to read their comments on the following pages.2 As we conclude our first full year of operation, we are buoyed by the success of the Portfolio Partners ("PPI") series of funds, and by your support, which has made that contributed to that success possible. Each Portfolio experienced positive asset growth in 1998, and collectively they grew over 30% to $2.7 billion. As we move into the next millennium, we continue to strive to offer you quality investment choices that provide solutions for your investment needs.

Sincerely,

/s/ Laura M. LeBlanc

Laurie M. LeBlanc

-------------------------
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(2) The views expressed are those of the three PPI subadvisers as of December 31, 1998 and are subject to change based on market and other conditions. Information about a fund's portfolio, asset allocation, or country diversification is historical, and is no indication of future portfolio composition, which will vary. Past performance is no indication of future results. The portfolios' returns shown do not reflect the impact of the variable annuity of variable life insurance contract charges. If these charges were reflected, the returns would be lower.

              Portfolio Partners MFS Emerging Equities Portfolio
                Portfolio Partners MFS Research Growth Portfolio
                 Portfolio Partners MFS Value Equity Portfolio
--------------------------------------------------------------------------------

Dear Portfolio Partners Shareholders:

Through all the turmoil of 1998, including continued economic weakness in Asia, the Russian default, and stock market volatility, one bright spot kept shining: the U.S. consumer. Buoyed by low unemployment and flat to declining prices, consumer confidence seemed immune to the rest of the world's problems. At no time was this more evident than in the last few months of the year. The Standard & Poor's 500 Composite Index(1) rose more than 22% in that quarter, to finish a volatile 1998 with a total return of more than 28%.(2) However, rising stock prices have continued to create high valuations for companies experiencing minimal earnings growth, which means there is still some risk in the market until earnings growth rates justify higher stock prices. Nonetheless, we believe earnings growth will begin to recover in the second half of 1999 and put a firmer foundation under stock prices.

Portfolio Partners MFS Emerging Equities Portfolio

The past year was a volatile one buffeted by many crosscurrents. While the U.S. economy appeared to be in good shape -- helped by low interest rates, non-existent inflation, and several easings by the Federal Reserve -- the rest of the world continued to be negatively affected by the Asian contagion of slowing growth and devaluation. The uncertainty in global markets and the prospect for a deceleration in U.S. economic growth thus increased the appeal of liquidity and companies whose businesses were less subject to the vagaries of international economies. As a result, the mid- and larger-capitalization stocks in our portfolio did better than our smaller holdings, as did our companies which had little exposure to countries abroad.

The Portfolio returned 29.7% for 1998, significantly better than the -2.6% return of its benchmark, the Russell 2000 Growth Index.(3) The Portfolio continued to benefit from the strong performance of its largest sector, technology, where earnings were surprisingly robust despite issues relating to Asia. Stocks which contributed to performance included Compuware, Cisco Systems, Microsoft, Oracle and Sun Microsystems -- all of whose products were in solid demand by corporations seeking enhanced productivity.

Deregulation and the rapid growth of data services in the telecommunications industry boosted the values of holdings such as MCI WorldCom and Global Telesystems. Consumer demand was more vibrant than expected. This helped successful specialty retailers such as Staples and Office Depot and also provided a positive backdrop for food and drug retailing companies such as Rite-Aid and Fred Meyer where strong pharmacy sales helped storewide sales.

There were a few areas which did not do as well as we hoped. Cendant, the company created by the merger of HFS and CUC International, suffered because of accounting irregularities at CUC. In 1999, a major restructuring and refocusing of core businesses combined with a multi-billion dollar share buyback should help that company to contribute to performance. Health maintenance organizations also disappointed as a result of an inability to balance costs and pricing. Improved pricing and the reduction of unprofitable businesses should help in 1999.

Technology will continue to be an area of emphasis since software, networking, and telecom equipment companies are likely to generate some of the strongest earnings growth in the market. Strong spending on communications and the Internet is helping this entire area. Another area that offers great promise is telecommunications services, where mergers and the strong growth of data transmission are enhancing valuations. In our view, the companies that can grow the fastest will be well rewarded by the marketplace. Thus, we believe our strategy of searching out rapidly growing companies at reasonable prices should benefit shareholders in 1999.

Looking forward, we believe the fundamental outlook for emerging growth stocks remains positive. We continue to think that we are at the beginning of a slowdown in profit growth for many of the large-cap

-----------------------
(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

(2)Please remember, past performance is no indication of future results.

(3) The Russell 2000 Growth Index (a small cap index) consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

              Portfolio Partners MFS Emerging Equities Portfolio
                Portfolio Partners MFS Research Growth Portfolio
             Portfolio Partners MFS Value Equity Portfolio, cont'd
--------------------------------------------------------------------------------

multinational companies that make up the broader market averages. This is positive for emerging growth stocks that should be able to grow much faster than the overall economy. Moreover, inflation and interest rates are both low which provides a favorable backdrop for the valuation of emerging growth stocks.

Portfolio Partners MFS Research Growth Portfolio

In 1998, the Portfolio returned 23%, underperforming the S&P 500 Index benchmark of 28.7% and the Lipper Growth Fund Average(4) of 25.7%. Although the Portfolio underperformed the S&P 500, investors should bear in mind that this Portfolio is truly a "best ideas" portfolio that invests in what we believe are strong stocks regardless of their market capitalizations or industry sectors. The roller coaster ride that the market has been on in the past few months was driven by a narrow band of large-capitalization, multinational companies, while the Portfolio had significant holdings in small- and mid-cap stocks. As a result, the Portfolio did not move in lock-step with the S&P 500, and we felt this flexibility would better position the Portfolio for long-term growth as the valuation gap between large and small companies closes. The Portfolio is being managed applying MFS[RegTM] Original ResearchSM where we select companies that we believe demonstrate earnings growth under a variety of market conditions. This approach can be very important in a market like today's, where we see few companies with the ability to raise prices on their products.

While volatility may have bothered some investors, we believe it created some compelling bargains for what we felt were fundamentally sound companies. We tried to take advantage of these during the market's downturn and added to positions that had shown weaker stock prices, but still demonstrated a sound fundamental outlook. Now, with share prices rebounding across market capitalizations, we are paying closer careful attention to companies' valuations. If we find instances of valuations that are not supported by stocks' fundamentals, we will pare back our positions in order to preserve gains for investors.

Two of our best ideas are MCI WorldCom and Lucent Technologies, both of which benefited from the growth in demand for data communications products. We believe MCI WorldCom has achieved the best strategic position in the industry by focusing on the business market, which is the fastest-growing and most-profitable segment of the data communications and Internet arena. Also, it expanded internationally and had success in taking market share from larger, more entrenched European telecommunications companies, many of which were formerly nationalized industries. MCI is following the same entrepreneurial model in Europe that it did in the United States, where it had similar success in competition with AT&T. The stock's current valuation, or the ratio of its share price to its projected earnings, was attractive at 22 times 1999 earnings estimates. Lucent Technologies is the leading telecommunications equipment supplier in the United States. It continued to benefit from increased capital spending, as telecommunications companies such as MCI WorldCom and AT&T spent to accommodate the growth in data and Internet traffic. Lucent is also increasing its market share overseas. Though the stock is not inexpensive at 40 times its estimated 1999 earnings growth, we believe that its strong growth justified its valuation.

We continued to be overweighted in growth areas such as technology, health care, and consumer staples. In technology, the Portfolio featured Microsoft as our largest holding as well as Cisco, Intel, and Oracle. In health care, our weightings did not change from one year ago and included major pharmaceutical companies such as Pfizer, American Home Products, and Bristol-Myers Squibb, all of which had strong product pipelines and benefited from the worldwide trend toward increased prescription volumes. We also have held onto large holdings in consumer staples companies such as Colgate Palmolive and Clorox, both of which benefited from continued consumer confidence in a growing economy.

On the flip side, we were underweight in a number of cyclical and commodity-driven industries such as oil, chemicals, and paper and forest products. We saw these industries suffering from pricing pressures that hurt their ability to generate consistent earnings growth.

-----------------------
(4) The Lipper Growth Funds Average represents an average return for the universe of growth funds. Please note that averages are unmanaged and do not take into account any fees and expenses of the individual funds that they track. Individuals cannot invest directly in any average.

              Portfolio Partners MFS Emerging Equities Portfolio
                Portfolio Partners MFS Research Growth Portfolio
             Portfolio Partners MFS Value Equity Portfolio, cont'd
--------------------------------------------------------------------------------

MFS' commitment to original research has not wavered since the company's inception in 1924. However, it's fair to say that the process has evolved. In 1924, MFS had virtually no dedicated analysts. Portfolio managers did their own research and made the investment decisions, and that heritage of informed stock selection is deeply ingrained in our corporate culture. We started our internal research department in 1932, and today we have a large global team of analysts who examine individual companies firsthand by meeting with company management, interviewing customers, quizzing suppliers, and evaluating new products. This experience is important in building our long-term track record that will stand the test of time and market conditions.

Portfolio Partners MFS Value Equity Portfolio

In general, the Portfolio benefited from good industry selection as well as good stock selection in 1998. This led to 1998 returns of 26.7%, exceeding the Lipper Capital Appreciation Fund Average(5) of 20%, but slightly underperforming the S&P 500 Index. Although the Portfolio was slightly underweight relative to the S&P 500 in technology and health care, two of the strongest-performing sectors in that Index. It was significantly overweighted in retailing, one of the best-performing sectors. At the same time, the Portfolio was significantly underweighted in basic materials, transportation, and energy, all of which were among the worst performing sectors.

Changes in the Portfolio included: 1) a reduction in the pharmaceutical weighting because prices reached what we believed were full valuations, and 2) an increase in the weighting in health maintenance organizations in anticipation of an industry rebound. We recently made purchases in the technology sector, including BMC Software, Oracle, and Compuware, at attractive prices. In financial services, the Portfolio's largest sector, we reduced the Portfolio's regional bank exposure but added several companies, including Freddie Mac, Associates First Capital, and State Street Bank and Trust Co. We believe many financial services companies can offer solid double-digit growth and attractive valuations. In addition, the performance of these companies has tended to be good during periods of declining interest rates and slow economic growth, particularly when their asset quality has remained intact.

Our international investment approach paralleled our domestic objective of finding long-term growth at attractive valuations. The Portfolio benefited from good performance from some of its major European holdings, including Sanofi, Mannesmann, and Cellular Communications International, a U.S. company with extensive operations in Europe. Total non-U.S. positions represented 7.7% of overall Portfolio holdings.

Going forward, we anticipate continued slow growth and low inflation in 1999. Further Federal Reserve Board easing could occur if the economy slows significantly, since the threat of inflation has been largely subdued. Although the recent slowdown in real estate markets, as well as the sharp decline in most commodity prices, has dampened inflation, the equity markets continue to trade at extremely high valuations. We feel any unforeseen deterioration in the outlook for corporate profits or any increase in inflation could result in a decline in stock prices. Meanwhile, foreign affairs will continue to impact U.S. equity markets. Currently, the Asian outlook appears to have stabilized, but Latin American economies are highly unpredictable, and there is continued uncertainty surrounding Brazil. Finally, Year 2000 systems compliance as well as the conversion to the new European currency, could dampen growth in 1999 as companies undertake significant testing to ensure smooth operations.


Respectfully,

John W. Ballen -- Portfolio Manager, PPI MFS Emerging Equities

Kevin R. Parke and Research Team, PPI MFS Research Growth

John F. Brennan, Jr. -- Portfolio Manager, PPI MFS Value Equity

-----------------------
(5) The Lipper Capital Appreciation Fund Average represents an average return for the universe of funds that aim to maximize capital appreciation. Please note that averages are unmanaged and do not take into account any fees and expenses of the individual funds that they track. Individuals cannot invest directly in any average.

           Portfolio Partners Scudder International Growth Portfolio
--------------------------------------------------------------------------------

Dear Portfolio Partners Shareholders:

The Portfolio Partners (PPI) Scudder International Growth Portfolio returned 19.1% for the twelve months ending December 31, 1998(1). The Portfolio performed well relative to its peers, outperforming the 13.0% average return for all International Equity Funds, as calculated by Lipper Analytical Services. Nevertheless, the Portfolio was bested by its benchmark, the MSCI EAFE Index(2), which returned 20.0% for the year.

While 1998 turned in the strongest performance from international equity markets since 1993, it also marked a period of heightened volatility and uncertainty. Global market psychology seesawed from extreme confidence and complacency, to total risk aversion and fear, and then back again. During the first half of the year, European markets climbed steadily higher, repeatedly setting new records on the basis of lower interest rates, economic acceleration, merger activity and optimism towards the European Monetary Union. In late July, all this ground to an abrupt halt. The problems initially emanating from emerging Asian countries had spread to debt default in Russia. This shook banking institutions across the developed world, destabilized Brazilian finances, and nearly collapsed a large U.S. hedge fund. The global equity and bond markets corrected downwards in response.

Then, just as suddenly, the start of the fourth quarter marked a sharp rebound in global markets. Largely in response to a concerted drop in interest rates around the world, led by the Federal Reserve, confidence quickly returned to the financial markets. All the problems that so frightened investors in August and September were now perceived as well contained. Funds flowed back into the equity markets, and prices and valuations rebounded to their pre-correction highs. While all this activity was occurring in the rest of the world, the Japanese market continued to grind downwards in fits and starts. Rising bond yields, and the surging yen towards the latter part of the year, were further evidence of the failure of governmental efforts to pull the country out of economic disarray.

Over the course of the past year, the Portfolio's performance was driven largely by its holdings in Europe, which represented on average, about three-quarters of the overall assets. Stock and sector selection were key. The telecommunications sector in particular offered astronomical returns. We had an overweighted position, with Portfolio holdings like Olivetti up 487%, Nokia up 220%, Orange up 165%, Mannesmann up 110%, and France Telecom up 103% in local currencies. The insurance sector was also quite strong. Large holdings like Aegon rose 155%, Axa 74%, and Skandia 66%. Detracting from these gains were weak sectors like energy and commodities, where valuations were compelling and the macroeconomic picture near its worst. Also unhelpful were holdings in Japan and the emerging markets.

In the fourth quarter, the Portfolio's positions in Europe continued to contribute positively to absolute returns, but didn't keep pace with the dramatic rise in the markets overall. At the same time, underexposure to Japanese equities prohibited a full participation in a yen that surged during the last quarter. Finally, the devastated smaller markets of emerging Asia staged a spectacular fourth quarter rally. Our participation in the upswing was largely limited to our holdings in Hong Kong.

As many equity markets broke through to new all-time highs in the fourth quarter of 1998, against an environment of weak prices and slowing global growth, valuations increasingly became a challenge. The global liquidity that drove prices upward could once again whipsaw the financial markets in 1999. The deep-seated structural problems that rocked the markets in the summer of 1998 still remain and are yet unsolved. The only certainty going forward is that volatility and uncertain capital markets are likely to remain with us for awhile. Against this backdrop our focus for the Portfolio continues to be on those companies who are likely to sustain their profitability as they benefit from the constructive processes of long term change underway in the global economies.

Respectfully,

Nicholas Bratt, Global Equity Director     Carol L. Franklin, Portfolio Manager
Irene T. Cheng, Portfolio Manager            Joan R. Gregory, Portfolio Manager

-----------------------
(1) Please remember, past performance is no indication of future results.

(2) Morgan Stanley Capital International Europe, Australia, Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

           Portfolio Partners T. Rowe Price Growth Equity Portfolio
--------------------------------------------------------------------------------

Over the last six months many negative developments attempted to stand in the way of the bull market and the robust U.S. economy. Russia defaulted on its loans, causing panic in emerging markets and a looming credit crunch both here and abroad. Before much damage could be inflicted on the U.S. economy, the Federal Reserve Bank stepped in by lowering rates in the U.S. several times, and the IMF put a package together to stabilize Latin America. This calmed the market and restored consumer confidence. While the manufacturing sector slowed noticeably, other elements of the economy remained relatively strong. The calming effort, combined with the public's insatiable appetite for stocks, drove the market up sharply at year-end, surpassing highs reached in July.

Performance

Total Returns for Periods Ended 12/31/98                             Three Months      One Year
----------------------------------------                            --------------   -----------
Portfolio Partners, Inc. T. Rowe Price Growth Equity Portfolio(1)        23.08%          27.60%
----------------------------------------------------------------------------------------------
Lipper Analytical VA Underlying Growth Funds Average(2)                  23.31%          24.94%
----------------------------------------------------------------------------------------------
S&P 500 Stock Index(3)                                                   21.28%          28.57%
----------------------------------------------------------------------------------------------

The portfolio outperformed the Lipper Analytical VA Underlying Growth Funds Average and slightly trailed the S&P 500 Index for the one-year period ending December 31, 1998. The narrowness of the S&P 500 Index continued as most of the positive returns came from the largest 50 blue chip stocks. This was also true for the Portfolio as its smaller companies continued to lag. International holdings also continued to underperform slightly.

Several of our large holdings did quite well. America Online, which was purchased early in the year, performed exceedingly well. Network Associates, EMC, Microsoft, MCI WorldCom, and Intel also added nicely to returns. In other sectors, the portfolio was helped by our large positions in Freddie Mac, Safeway, Home Depot, Philip Morris and Danaher. On the international side, Mannesman Wolters Kluwer and Hutchison Whampoa were positive contributors.

Many financial stock holdings detracted from performance. Trading activities and poor foreign loans affected Citigroup and Bank America, and generally soft markets negatively affected insurance holdings. As usual, a few earnings disappointments, like Parametric Technology and United Healthcare, also negatively impacted returns. In most cases we held or added to these positions based on positive fundamentals.

While the market was rewarded with strong returns in 1998, earnings and cash flow at many companies showed little growth. Over time, stocks cannot continue to move upward at a faster rate than their underlying cash flows. This could lead to lower stock market returns in the period ahead. We do, however, feel confident that the companies that make up the Portfolio will continue to grow to their "true value" faster than the overall market.

Respectfully,

Robert W. Smith
Portfolio Manager

The views expressed are those of the portfolio manager as of December 31, 1998, and are subject to change based on market and other conditions. Information about a fund's portfolio, asset allocation, or country diversification is historical and is no indication of future portfolio composition, which will vary. Please remember, past performance is no guarantee of future results.

-----------------------
(1) Source: Portfolio Partners Inc. Total return includes change in share price, reinvestment of dividends, and capital gains. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower. Please remember, past performance does not guarantee future results.

(2) The Lipper Analytical VA Underlying Growth Funds Average represents an average return for the universe of growth funds. Please note that averages are unmanaged and do not take into account any fees and expenses of the individual funds that they track. Individuals cannot invest directly in any average.

(3) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

                       This Page Intentionally Left Blank

Portfolio Partners, Inc.
Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share outstanding for the period:

                                                   MFS Emerging
                                                Equities Portfolio
                                                For the Year Ended
                                                 December 31, 1998
                                               --------------------
Net asset value, beginning of period .........      $   42.91
                                                    ---------
Income from investment operations:
 Net investment income (loss) ................         ( 0.21)
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................          12.88
                                                    ---------
    Total income from investment
     operations ..............................          12.67
                                                    ---------
Less Distributions:
 Net investment income .......................          (0.11)
 Net realized gain on sale
  of investments .............................          (0.03)
                                                    ---------
    Total distributions ......................          (0.14)
                                                    ---------
Net asset value, end of period ...............      $   55.44
                                                    =========
Total return .................................          29.67%
Net assets, end of period (000's) ............      $1,069,040
Ratio of total expenses to average net
 assets ......................................           0.81%
Ratio of net investment income to
 average net assets ..........................          (0.45)%
Portfolio turnover rate ......................           4.64%


                                                    MFS Emerging                                MFS Research
                                                 Equities Portfolio                           Growth Portfolio
                                                     Period from                                Period from
                                                  November 28, 1997       MFS Research       November 28, 1997
                                                    (commencement       Growth Portfolio       (commencement
                                                   of operations)      For the Year Ended      of operations)
                                                to December 31, 1997    December 31, 1998   to December 31, 1997
                                               ---------------------- -------------------- ---------------------
Net asset value, beginning of period .........        $  43.39              $  9.71              $   9.89
                                                      --------              -------              --------
Income from investment operations:
 Net investment income (loss) ................            0.09                 0.02                    --
 Net realized and change in unrealized
  gain (loss) on investments, futures,
  foreign currency and forward
  foreign currency exchange
  contracts ..................................           (0.57)                2.20                 (0.18)
                                                      --------              -------              --------
    Total income from investment
     operations ..............................           (0.48)                2.22                 (0.18)
                                                      --------              -------              --------
Less Distributions:
 Net investment income .......................              --                    --*                  --
 Net realized gain on sale
  of investments .............................              --                    --                   --
                                                      --------              --------             --------
    Total distributions ......................              --                    --                   --
                                                      --------              --------             --------
Net asset value, end of period ...............        $  42.91              $ 11.93              $   9.71
                                                      ========              ========             ========
Total return .................................           (1.13)%(1)            23.00%               (1.82)%(1)
Net assets, end of period (000's) ............        $768,108              $491,537             $399,548
Ratio of total expenses to average net
 assets ......................................            0.81%(2)              0.85%                0.85%(2)
Ratio of net investment income to
 average net assets ..........................            2.31%(2)              0.23%                0.22%(2)
Portfolio turnover rate ......................            0.07%(1)             97.51%               57.88%(1)

(1) Not annualized.
(2) Annualized.
*   Dividend on portfolio was less than $0.01.

10  See Notes to Financial Statements.

--------------------------------------------------------------------------------

                            MFS Value
                        Equity Portfolio
                           Period from
      MFS Value         November 28, 1997    Scudder International
  Equity Portfolio        (commencement         Growth Portfolio
 For the Year Ended      of operations)        For the Year Ended
  December 31, 1998   to December 31, 1997     December 31, 1998
-------------------- ---------------------- -----------------------
        $  29.91            $  29.49               $  14.10
        --------            --------               --------
            0.05                0.05                   0.13
            7.94                0.37                   2.56
        --------            --------               --------
            7.99                0.42                   2.69
        --------            --------               --------
           (0.04)                 --                  (0.03)
              --                  --                     --
        --------            --------               --------
           (0.04)                 --                  (0.03)
        --------            --------               --------
        $  37.86            $  29.91               $  16.76
        ========            ========               ========
           26.74%               1.43%(1)              19.09%
        $194,926            $134,508               $432,651
            0.90%               0.90%(2)               1.00%
            0.17%               1.98%(2)               0.83%
          141.31%              12.06%(1)              68.85%


 Scudder International                          T. Rowe Price Growth
    Growth Portfolio                              Equity Portfolio
      Period from                                   Period from
   November 28, 1997     T. Rowe Price Growth    November 28, 1997
     (commencement         Equity Portfolio        (commencement
     of operations)       For the Year Ended       of operations)
  to December 31, 1997     December 31, 1998    to December 31, 1997
  ----------------------- ---------------------- ---------------------
        $  13.88                $  43.61             $  42.74
        --------                --------             --------
              --                    0.30                 0.06
            0.22                   11.66                 0.81
        --------                --------             --------
            0.22                   11.96                 0.87
        --------                --------             --------
              --                   (0.17)                  --
              --                   (0.09)                  --
        --------                --------             --------
              --                   (0.26)                  --
        --------                --------             --------
        $  14.10                $  55.31             $  43.61
        ========                ========             ========
            1.58%(1)               27.60%                2.03%(1)
        $378,200                $521,484             $371,194
            1.00%(2)                0.75%                0.75%(2)
            0.12%(2)                0.65%                1.58%(2)
            3.01%(1)               57.58%                2.94%(1)

                                          See Notes to Financial Statements.  11

MFS Emerging Equities Portfolio
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      Number of               Market
                                                        Shares                 Value
                                                   ----------------       --------------
COMMON STOCKS (98.2%)
Advertising (0.2%)
Mail-Well, Inc.* ..................................   130,000             $    1,486,875
Outdoor Systems, Inc.* ............................    10,900                    327,000
                                                                          --------------
                                                                               1,813,875
                                                                          --------------
Aerospace (0.2%)
Gulfstream Aerospace Corp.* .......................    30,600                  1,629,450
Ladish Co., Inc.* .................................     6,900                     57,788
Newport News Shipbuilding .........................     8,600                    287,563
                                                                          --------------
                                                                               1,974,801
                                                                          --------------
Airlines (0.1%)
Atlas Air, Inc.* ..................................    27,700                  1,355,569
Carey International, Inc.* ........................     4,000                     70,000
                                                                          --------------
                                                                               1,425,569
                                                                          --------------
Automotive (0.2%)
Federal-Mogul Corp. ...............................    30,700                  1,826,650
National Equipment Services, Inc.* ................    16,800                    193,200
                                                                          --------------
                                                                               2,019,850
                                                                          --------------
Banks and Credit Companies (0.0%)
U.S. Trust Corp. ..................................       500                     38,000
                                                                          --------------
Business Machines (0.2%)
Compaq Computer Corp. .............................    47,600                  1,996,225
                                                                          --------------
Business Machines--Peripherals (0.4%)
CHS Electronics, Inc.* ............................   235,000                  3,980,313
                                                                          --------------
Business Services (11.1%)
ACSYS, Inc.* ......................................    12,500                     48,438
Affiliated Computer Services, Inc., Class A* ......     7,600                    342,000
AnswerThink Consulting Group, Inc.* ...............     2,700                     72,563
BISYS Group, Inc.* ................................    23,100                  1,192,538
Bright Horizons Family Solutions, Inc.* ...........       115                      3,105
Building One Services Corp.* ......................   240,000                  5,010,000
Cambridge Technology Partners, Inc.* ..............   117,400                  2,597,475
Career Education Corp.* ...........................     1,800                     54,000
CBT Group PLC ADR (Ireland)* ......................    93,400                  1,389,325
Ceridian Corp.* ...................................    59,000                  4,118,938
Compass International Services Corp.* .............    17,400                    184,875
Complete Business Solutions, Inc.* ................     3,600                    121,950
Computer Sciences Corp. ...........................   100,000                  6,443,750
Compuware Corp.* ..................................   633,000                 49,453,124
Cornell Corrections, Inc.* ........................     9,400                    178,600
Cotelligent Group, Inc.* ..........................    27,200                    579,700
Danka Business Systems PLC ADR
  (Great Britain) .................................   347,500                  1,455,156
DST Systems, Inc.* ................................    27,300                  1,557,806
Dynamex, Inc.* ....................................     7,400                     29,138
Fine Host Corp.* ..................................     1,100                        990
First Data Corp. ..................................   494,800                 15,678,975
Galileo International, Inc. .......................       700                     30,450


                                                      Number of               Market
                                                        Shares                 Value
                                                   ----------------       --------------
Business Services (continued)
ICT Group, Inc.* ..................................       800             $        2,050
Ikon Office Solutions, Inc. .......................   208,100                  1,781,856
Interim Services, Inc.* ...........................    65,000                  1,519,375
Learning Tree International, Inc.* ................    14,200                    128,688
Loewen Group, Inc. ................................   197,500                  1,666,406
Metamor Worldwide, Inc.* ..........................    41,300                  1,032,500
Modis Professional Services, Inc.* ................   885,100                 12,833,950
Navigant International, Inc.* .....................    48,339                    371,606
NOVA Corp.* .......................................    32,150                  1,115,203
Personnel Group of America, Inc. ..................    32,100                    561,750
Professional Detailing, Inc.* .....................     1,900                     53,675
PRT Group, Inc.* ..................................   148,600                    445,800
RCM Technologies, Inc.* ...........................    42,400                  1,123,600
Renaissance Worldwide, Inc.* ......................   148,800                    911,400
Snyder Communications, Inc.* ......................    21,600                    729,000
Staff Leasing, Inc.* ..............................    45,000                    523,125
Sungard Data Systems, Inc.* .......................       800                     31,750
Syntel, Inc.* .....................................    15,000                    169,688
Taylor Nelson Sofres PLC (Great Britain) ..........    32,000                     40,653
Technology Solutions Co.* .........................    20,100                    215,448
United Road Services, Inc.* .......................     1,200                     22,050
Vestcom International, Inc.* ......................    10,000                     90,000
Wesley Jessen VisionCare, Inc.* ...................    94,600                  2,625,150
                                                                          --------------
                                                                             118,537,619
                                                                          --------------
Communications Services (6.9%)
Global TeleSystems Group, Inc.* ...................    35,400                  1,973,550
Hyperion Telecommunications, Inc., Class A* .......     7,200                    108,900
Intermedia Communications, Inc.* ..................    16,400                    282,900
MCI Worldcom, Inc.* ...............................   844,640                 60,602,919
NEXTLINK Communications, Inc., Class A* ...........     1,200                     34,050
Qwest Communications International, Inc.* .........     6,347                    317,350
Tel-Save Holdings, Inc.* ..........................   637,000                 10,669,750
                                                                          --------------
                                                                              73,989,419
                                                                          --------------
Computer Software (0.6%)
F.Y.I., Inc.* .....................................    72,000                  2,304,000
International Integration, Inc.* ..................     2,300                     39,100
SAP AG (Germany) ..................................    10,000                  4,320,043
Transaction Systems Architects, Inc., Class A*.....       500                     25,000
Unigraphics Solutions, Inc.* ......................    11,700                    169,650
                                                                          --------------
                                                                               6,857,793
                                                                          --------------
Computer Software--PC (8.0%)
Autodesk, Inc. ....................................    32,000                  1,366,000
Boole & Babbage, Inc.* ............................    22,300                    656,456
Microsoft Corp. ...................................   598,400                 82,990,599
Networks Associates, Inc.* ........................     6,200                    410,750
                                                                          --------------
                                                                              85,423,805
                                                                          --------------
Computer Software--Systems (18.5%)
Aspen Technologies, Inc. ..........................     3,900                     56,550
BMC Software, Inc. ................................   811,600                 36,166,924

12   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                      Number of             Market
                                                        Shares               Value
                                                   ----------------     --------------
Computer Software--Systems (continued)
Cadence Design Systems, Inc.* ...................     927,900           $   27,605,024
Computer Associates International, Inc. .........     873,800               37,245,724
Learning Co., Inc.* .............................       6,000                  155,625
Oracle Systems Corp. ............................   1,853,300               79,923,562
PeopleSoft, Inc.* ...............................      19,300                  365,494
Rational Software Corp.* ........................      15,800                  418,700
Security Dynamics Tech, Inc.* ...................      18,500                  425,500
Siebel Systems, Inc. ............................      67,771                2,299,978
Synopsys, Inc.* .................................     240,900               13,068,825
Veritas Software Corp.* .........................         600                   35,963
                                                                        --------------
                                                                           197,767,869
                                                                        --------------
Conglomerates (6.0%)
Tyco International Ltd. .........................     854,100               64,431,168
                                                                        --------------
Consumer Goods and Services (5.0%)
Carson, Inc.* ...................................       8,800                   35,200
Cendant Corp.* ..................................   2,798,642               53,349,112
Ocular Sciences, Inc.* ..........................       8,200                  219,350
                                                                        --------------
                                                                            53,603,662
                                                                        --------------
Electrical Equipment (0.2%)
AFC Cable Systems, Inc.* ........................       7,500                  252,188
Cable Design Technologies* ......................      80,800                1,494,800
                                                                        --------------
                                                                             1,746,988
                                                                        --------------
Electronics (3.4%)
Altera Corp.* ...................................     364,400               22,182,849
Amkor Technology, Inc.* .........................      12,800                  138,400
Analog Devices, Inc.* ...........................      65,500                2,055,063
Burr - Brown Corp.* .............................         600                   14,063
Intel Corp. .....................................      70,000                8,299,375
Teradyne, Inc.* .................................      38,400                1,627,200
Xilinx, Inc.* ...................................      26,100                1,699,763
                                                                        --------------
                                                                            36,016,713
                                                                        --------------
Entertainment (6.5%)
American Tower Systems Corp., Class A* ..........       3,200                   94,600
CBS Corp. .......................................      68,200                2,233,550
Chancellor Media Corp.* .........................      27,200                1,302,200
Citadel Communications Corp.* ...................       8,900                  230,288
Clear Channel Communications, Inc.* .............     205,600               11,205,200
Cox Radio, Inc., Class A* .......................      20,000                  845,000
Fox Entertainment Group, Inc.* ..................      55,900                1,407,981
GameTech International, Inc.* ...................      50,000                  103,125
Harrah's Entertainment, Inc.* ...................      41,400                  649,463
Hearst-Argyle Television, Inc.* .................       5,000                  165,000
Heftel Broadcasting Corp.* ......................       9,000                  443,250
Infinity Broadasting Corp.* .....................      60,000                1,642,500
Jacor Communications, Inc.* .....................     124,800                8,034,000
MediaOne Group, Inc.* ...........................         800                   37,600
Mirage Resorts, Inc.* ...........................      67,800                1,012,763
Premier Parks, Inc.* ............................     106,600                3,233,725

                                                      Number of             Market
                                                        Shares               Value
                                                   ----------------     --------------
Entertainment (continued)
Time Warner, Inc. ...............................     323,600           $   20,083,424
Univision Communications, Inc., Class A* ........     453,100               16,396,556
                                                                        --------------
                                                                            69,120,225
                                                                        --------------
Financial Institutions (1.5%)
ARM Financial Group, Inc., Class A ..............      27,700                  614,594
Associates First Capital Corp. ..................     130,000                5,508,750
CIT Group, Inc., Class A ........................       9,500                  302,219
Federated Investors, Inc., Class B ..............      14,600                  264,625
Franklin Resources, Inc. ........................     264,200                8,454,400
Healthcare Financial Partners, Inc.* ............       5,800                  231,275
Heller Financial, Inc. ..........................      13,700                  402,438
Morgan Stanley Dean Witter Discover & Co. .......       2,700                  191,700
Waddell & Reed Financial, Inc., Class A .........       6,000                  142,125
                                                                        --------------
                                                                            16,112,126
                                                                        --------------
Food and Beverage Products (0.1%)
Suiza Foods Corp.* ..............................      27,900                1,421,156
                                                                        --------------
Insurance (0.6%)
Ace Ltd. (Bermuda) ..............................      82,300                2,834,206
Annuity and Life Re Holdings Ltd. ...............       2,300                   62,100
Conseco, Inc. ...................................     102,830                3,142,742
Hartford Life, Inc., Class A ....................         200                   11,650
Mony Group, Inc.* ...............................       3,300                  103,331
                                                                        --------------
                                                                             6,154,029
                                                                        --------------
Machinery (0.0%)
Munters AB (Sweden) .............................         150                    1,292
Weatherford International* ......................       3,705                   71,784
                                                                        --------------
                                                                                73,076
                                                                        --------------
Medical and Health Products (0.6%)
Arterial Vascular Engineering Co.* ..............       6,200                  325,500
Boston Scientific Corp.* ........................     220,000                5,898,750
Coast Dental Services, Inc.* ....................       1,000                   10,375
CompDent Corp.* .................................         400                    4,150
King Pharmaceuticals, Inc.* .....................      18,200                  475,475
McKesson Corp. ..................................       1,600                  126,500
Renex Corp.* ....................................      20,000                  145,000
                                                                        --------------
                                                                             6,985,750
                                                                        --------------
Medical and Health Technology Services (5.0%)
Balanced Care Corp.* ............................      30,300                  242,400
Capital Senior Living Corp.* ....................      89,000                1,240,438
Concentra Managed Care, Inc.* ...................      11,900                  127,181
Foundation Health Systems* ......................     100,100                1,194,944
Guidant Corp. ...................................       6,700                  738,675
HBO & Co. .......................................      99,600                2,857,275
Health Management Associates, Inc., Class A*.....       1,350                   29,194
Healthsouth Corp. ...............................     364,100                5,620,794
Integrated Health Services, Inc. ................       4,700                   66,388
Medtronic, Inc. .................................       1,000                   74,250

                                     See Notes to Schedule of Investments.   13

MFS Emerging Equities Portfolio
Schedule of Investments
December 31, 1998 (continued)
--------------------------------------------------------------------------------

                                                       Number of            Market
                                                         Shares              Value
                                                     --------------      ------------
Medical and Health Technology Services (continued)
Orthodontic Centers of America, Inc.* .............       213,100         $ 4,142,131
Oxford Health Plans, Inc.* ........................        39,100             581,613
PacifiCare Health Systems, Inc., Class A* .........        10,000             727,500
PacifiCare Health Systems, Inc., Class B* .........         3,900             310,050
Province Healthcare Co.* ..........................         1,500              53,813
PSS World Medical, Inc.* ..........................        55,500           1,276,500
Rural/Metro Corp.* ................................        35,300             386,094
St. Jude Medical, Inc.* ...........................            70               1,938
Total Renal Care Holdings, Inc.* ..................        11,506             340,146
United Healthcare Corp. ...........................       683,400          29,428,912
Wellpoint Health Networks, Inc.* ..................        39,500           3,436,500
                                                                          -----------
                                                                           52,876,736
                                                                          -----------
Oil Services (0.0%)
BJ Services Co.* ..................................         4,000              62,500
Diamond Offshore Drilling, Inc. ...................         2,400              56,850
Noble Drilling Corp.* .............................         8,200             106,088
NS Group, Inc.* ...................................        50,000             221,875
                                                                          -----------
                                                                              447,313
                                                                          -----------
Pollution Control (0.5%)
Allied Waste Industries, Inc.* ....................        31,970             755,291
Republic Services, Inc., Class A* .................        87,300           1,609,594
Waste Management, Inc. ............................        54,712           2,550,947
                                                                          -----------
                                                                            4,915,832
                                                                          -----------
Printing and Publishing (0.0%)
Applied Graphics Technologies, Inc.* ..............           700              11,550
Workflow Management, Inc.* ........................        68,452             453,495
                                                                          -----------
                                                                              465,045
                                                                          -----------
Railroad (0.1%)
Kansas City Southern Industries ...................        19,500             959,156
                                                                          -----------
Real Estate (0.1%)
Meristar Hospitality Corp. REIT ...................        70,000           1,299,375
ResortQuest International, Inc.* ..................         5,700              83,363
                                                                          -----------
                                                                            1,382,738
                                                                          -----------
Restaurants and Lodging (2.1%)
Applebee's International, Inc. ....................       236,000           4,867,500
Avis Rent A Car, Inc.* ............................        11,600             280,575
Buffetts, Inc.* ...................................        99,100           1,183,006
Cavanaughs Hospitality Corp.* .....................         3,400              36,550
CEC Entertainment, Inc.* ..........................        30,000             832,500
CKE Restaurants, Inc. .............................         8,800             259,050
Dollar Thrifty Automotive Group, Inc.* ............        43,900             565,213
Extended Stay America, Inc.* ......................           800               8,400
Four Seasons Hotels, Inc. (Canada) ................         5,800             169,650
Friendly Ice Cream Corp.* .........................        50,000             306,250
Hilton Hotels Corp. ...............................         4,600              87,975
MeriStar Hotels & Resorts, Inc.* ..................        70,000             183,750
Outback Steakhouse, Inc.* .........................         4,900             195,388


                                                        Number of           Market
                                                          Shares             Value
                                                     ----------------   --------------
Restaurants and Lodging (continued)
Papa John's International, Inc.* ..................         9,300         $   410,363
Promus Hotel Corp.* ...............................       288,865           9,352,004
Royal Caribbean Cruises Ltd. ......................        29,700           1,098,900
Schlotzsky's, Inc.* ...............................       130,700           1,290,663
Sunterra Corp.* ...................................        15,000             225,000
United Rentals, Inc.* .............................         5,600             185,500
U.S. Franchise Systems, Inc., Class A* ............        50,700             500,663
                                                                          -----------
                                                                           22,038,900
                                                                          -----------
Special Products and Services (0.2%)
Aztec Technology Partners, Inc.* ..................       102,678             372,208
Central Parking Corp. .............................         9,700             314,644
Coach USA, Inc.* ..................................        22,800             790,875
Cunningham Graphics International, Inc.* ..........         1,000              15,250
Gartner Group, Inc., Class A* .....................         7,400             157,250
School Specialty, Inc.* ...........................        36,443             778,969
Staff Mark, Inc.* .................................        36,300             812,213
U.S. Office Products Co.* .........................       128,348             497,348
                                                                          -----------
                                                                            3,738,757
                                                                          -----------
Steel (0.0%)
Steelcase, Inc., Class A ..........................         4,400              72,325
                                                                          -----------
Stores (8.6%)
CompUSA, Inc.* ....................................        35,000             457,188
Consolidated Stores Corp.* ........................       115,100           2,323,581
Corporate Express, Inc.* ..........................       368,900           1,913,669
CVS Corp. .........................................        26,800           1,474,000
General Nutrition Co., Inc.* ......................        67,300           1,093,625
Global DirectMail Corp.* ..........................         1,800              42,075
Home Depot, Inc. ..................................        16,600           1,015,713
Micro Warehouse, Inc.* ............................       245,600           8,304,350
Office Depot, Inc.* ...............................       450,700          16,647,731
Republic Industries, Inc.* ........................     1,714,400          25,287,399
Rite Aid Corp. ....................................       644,800          31,957,899
Staples, Inc.* ....................................        22,500             982,969
                                                                          -----------
                                                                           91,500,199
                                                                          -----------
Supermarkets (2.4%)
Fred Myer, Inc.* ..................................        68,700           4,139,175
Safeway, Inc. .....................................       349,900          21,322,030
                                                                          -----------
                                                                           25,461,205
                                                                          -----------
Telecommunications (8.8%)
Amdocs Ltd.* ......................................         6,000             102,750
Ascend Communications, Inc.* ......................        59,300           3,898,975
Aspect Telecommunications Corp.* ..................         4,300              74,175
Cisco Systems, Inc. ...............................       945,750          87,777,421
Global Crossing Ltd.* .............................         7,400             333,925
International Network Services* ...................        10,000             665,000
Lucent Technologies, Inc. .........................         7,800             858,000
SCC Communications Corp.* .........................        22,600             105,938
                                                                          -----------
                                                                           93,816,184
                                                                          -----------

14   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                                              Number of         Market
                                                                               Shares           Value
                                                                             ----------   -----------------
Utilities--Electric (0.1%)
Calenergy, Inc.* .........................................................     23,800     $      825,563
                                                                                          --------------
Total Common Stocks (Cost $837,763,201)                                                    1,049,989,984
                                                                                          --------------
PREFERRED STOCKS (0.1%)
SAP AG-Vorzug (Germany) ..................................................      2,900          1,383,662
                                                                                          --------------
Total Preferred Stocks (Cost $882,995)                                                         1,383,662
                                                                                          --------------
TOTAL INVESTMENTS (98.3%) (Cost $838,646,196(a))                                           1,051,373,646
Other assets less liabilities (1.7%)                                                          17,666,655
                                                                                          --------------
Total Net Assets (100.0%)                                                                 $1,069,040,301
                                                                                          ==============
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$838,661,120. Unrealized gains and losses, based on identified tax cost at
December 31, 1998, are as follows:
Unrealized gains .........................................................                $ 320,574,830
Unrealized losses ........................................................                 (107,862,304)
                                                                                          -------------
 Net unrealized gain .....................................................                $ 212,712,526
                                                                                          =============

* Non-income producing security.

Category percentages are based on total net assets.

                                         See Notes to Financial Statements.   15

MFS Research Growth Portfolio
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      Number of              Market
                                                        Shares               Value
                                                  -----------------      --------------
COMMON STOCKS (99.9%)
Aerospace (3.7%)
British Aerospace PLC (Great Britain) .............   317,128             $  2,683,252
Lockheed Martin Corp. .............................    33,900                2,873,025
Newport News Shipbuilding .........................    40,400                1,350,875
United Technologies ...............................   101,000               10,983,749
                                                                          ------------
                                                                            17,890,901
                                                                          ------------
Automotive (1.0%)
Federal Signal Corp. ..............................    40,500                1,108,688
Federal-Mogul Corp. ...............................    40,400                2,403,800
LucasVarity PLC (Great Britain) ...................   336,400                1,120,077
                                                                          ------------
                                                                             4,632,565
                                                                          ------------
Banks and Credit Companies (4.1%)
Bank of New York Co., Inc. ........................   109,400                4,403,350
Chase Manhattan Bank ..............................    54,900                3,736,631
ING Groep N.V. (Netherlands) ......................    78,065                4,757,023
San Paolo - IMI SpA (Italy)* ......................   212,762                3,751,569
Wells Fargo Co. ...................................    85,100                3,398,681
                                                                          ------------
                                                                            20,047,254
                                                                          ------------
Biotechnology (1.5%)
Guidant Corp. .....................................    66,000                7,276,500
                                                                          ------------
Business Machines (1.0%)
Sun Microsystems, Inc.* ...........................    59,600                5,103,250
                                                                          ------------
Business Services (3.2%)
3 Com Corp.* ......................................    78,600                3,522,263
Compuware Corp.* ..................................   102,600                8,015,624
Modis Professional Services, Inc.* ................    68,900                  999,050
Smurfit-Stone Container Corp.* ....................   204,732                3,237,325
                                                                          ------------
                                                                            15,774,262
                                                                          ------------
Cellular Phones (0.1%)
Sprint Corp. (PCS Group)* .........................    26,750                  618,594
                                                                          ------------
Chemicals (1.4%)
Cambrex Corp. .....................................    45,100                1,082,400
Du Pont (E I) de Nemours ..........................    28,400                1,506,975
Monsanto Co. ......................................    86,800                4,123,000
                                                                          ------------
                                                                             6,712,375
                                                                          ------------
Communications Services (3.9%)
Intermedia Communications, Inc.* ..................    52,800                  910,800
MCI Worldcom, Inc.* ...............................   191,789               13,760,860
Sprint Corp. ......................................    53,500                4,500,688
                                                                          ------------
                                                                            19,172,348
                                                                          ------------
Computer Software--PC (4.8%)
Microsoft Corp. ...................................   168,700               23,396,580
                                                                          ------------
Computer Software--Systems (8.1%)
Alcatel Alsthom Compagnie Generale
  d'electricite ADR (France) ......................   148,200                3,621,638
BMC Software, Inc. ................................   132,200                5,891,163

                                                     Number of               Market
                                                      Shares                Value
                                                  ---------------         -------------
Computer Software--Systems (continued)
Cadence Design Systems, Inc.* .....................   179,000             $  5,325,250
Computer Associates International, Inc. ...........   130,450                5,560,431
EMC Corp. .........................................    43,200                3,672,000
Oracle Systems Corp. ..............................   257,600               11,108,999
Synopsys, Inc.* ...................................    82,600                4,481,050
                                                                          ------------
                                                                            39,660,531
                                                                          ------------
Conglomerates (3.2%)
Tyco International Ltd. ...........................   207,900               15,683,455
                                                                          ------------
Consumer Goods and Services (7.5%)
Black & Decker Corp. ..............................    26,400                1,480,050
Cendant Corp.* ....................................   170,700                3,253,969
Clorox Co. ........................................    38,000                4,438,875
Colgate-Palmolive Co. .............................    51,100                4,745,913
Dial Corp. ........................................   136,500                3,941,438
Gillette Co. ......................................   111,500                5,386,844
Philip Morris Co., Inc. ...........................   128,800                6,890,800
Proctor & Gamble Co. ..............................    75,900                6,930,619
                                                                          ------------
                                                                            37,068,508
                                                                          ------------
Consumer Staples (0.5%)
Newell Co. ........................................    61,600                2,541,000
                                                                          ------------
Electrical Equipment (1.5%)
Emerson Electric Co. ..............................   119,300                7,463,706
                                                                          ------------
Electronics (3.4%)
Analog Devices, Inc.* .............................   225,400                7,071,925
Intel Corp. .......................................    71,800                8,512,787
Lattice Semiconductor Corp.* ......................    25,900                1,188,973
                                                                          ------------
                                                                            16,773,685
                                                                          ------------
Entertainment (4.4%)
CBS Corp. .........................................   164,700                5,393,925
Jacor Communications, Inc.* .......................     7,500                  482,813
MediaOne Group, Inc.* .............................    77,700                3,651,900
Time Warner, Inc. .................................    99,400                6,169,013
Walt Disney Co. ...................................   201,600                6,048,000
                                                                          ------------
                                                                            21,745,651
                                                                          ------------
Financial Institutions (6.9%)
American Express Corp. ............................    26,200                2,678,950
Associates First Capital Corp. ....................   127,504                5,402,982
Bear Stearns Companies, Inc. ......................    67,000                2,504,125
CIT Group, Inc., Class A ..........................    74,600                2,373,213
Citigroup, Inc. ...................................    51,700                2,559,150
Federal Home Loan Mortgage Corp. ..................    91,100                5,870,256
Federal National Mortgage Association .............    65,200                4,824,800
First Union Corp. .................................    84,608                5,145,224
Morgan Stanley Dean Witter Discover & Co. .........    36,700                2,605,700
                                                                          ------------
                                                                            33,964,400
                                                                          ------------
Food and Beverage Products (3.2%)
Archer-Daniels-Midland Co. ........................   143,115                2,459,789

16   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                      Number of              Market
                                                        Shares               Value
                                                  -----------------       -----------
Food and Beverage Products (continued)
Dean Foods Co. ....................................     39,300            $ 1,603,931
Hershey Foods Corp. ...............................     75,800              4,713,813
Hormel Foods Corp. ................................     41,800              1,368,950
McCormick & Co, Inc. ..............................     53,900              1,822,494
Ralston-Ralston Purina Group ......................    120,900              3,914,138
                                                                          -----------
                                                                           15,883,115
                                                                          -----------
Insurance (7.2%)
Ace Ltd. (Bermuda) ................................    68,700               2,365,856
Allstate Corp. ....................................    47,000               1,815,375
CIGNA Corp. .......................................    62,000               4,793,375
Conseco, Inc. .....................................    87,340               2,669,329
Equitable Co., Inc. ...............................    96,300               5,573,363
EXEL Ltd., Class A (Bermuda) ......................    18,615               1,396,125
Hartford Financial Services Group .................    79,200               4,346,100
Lincoln National Corp. ............................    79,800               6,528,638
Nationwide Financial Services, Inc., Class A ......    49,100               2,537,856
Reliastar Financial Corp. .........................    76,900               3,547,013
                                                                          -----------
                                                                           35,573,030
                                                                          -----------
Medical and Health Products (5.5%)
American Home Products Corp. ......................   202,900              11,425,805
Bristol-Myers Squibb Co. ..........................    45,200               6,048,325
Pfizer, Inc. ......................................    75,800               9,508,162
                                                                          -----------
                                                                           26,982,292
                                                                          -----------
Medical and Health Technology Services (4.8%)
Cardinal Health, Inc. .............................    36,600               2,777,025
HBO & Co. .........................................   354,000              10,155,374
Healthsouth Corp. .................................   291,600               4,501,575
United Healthcare Corp. ...........................   142,300               6,127,794
                                                                          -----------
                                                                           23,561,768
                                                                          -----------
Oil Services (0.2%)
Cooper Cameron Corp. ..............................    32,300                 791,350
                                                                          -----------
Oils (2.0%)
Amoco Corp. .......................................     5,700                 336,300
British Petroleum Co. PLC ADR (Great Britain) .....    89,584               8,510,479
Mobil Corp. .......................................    12,700               1,106,488
                                                                          -----------
                                                                            9,953,267
                                                                          -----------
Pollution Control (0.4%)
Browning-Ferris Industries, Inc. ..................    71,400               2,030,438
                                                                          -----------
Restaurants and Lodging (0.6%)
CKE Restaurants, Inc. .............................    94,050               2,768,597
                                                                          -----------
Special Products and Services (2.2%)
Illinois Tool Works, Inc. .........................    16,000                 928,000
McDonald's Corp. ..................................    68,200               5,225,825
Xerox Corp. .......................................    39,900               4,708,200
                                                                          -----------
                                                                           10,862,025
                                                                          -----------

                                                      Number of             Market
                                                        Shares              Value
                                                    ---------------      ------------
Stores (6.7%)
American Stores Co. ...............................    39,500            $  1,459,031
CompUSA, Inc.* ....................................   103,300               1,349,356
CVS Corp. .........................................   115,400               6,347,000
Dayton-Hudson Corp. ...............................    86,300               4,681,775
Home Depot, Inc. ..................................    63,800               3,903,763
Office Depot, Inc.* ...............................    88,200               3,257,888
Rite Aid Corp. ....................................   216,200              10,715,412
TJX Co., Inc. .....................................    36,300               1,052,700
                                                                          -----------
                                                                           32,766,925
                                                                          -----------
Supermarkets (3.0%)
Albertson's, Inc. .................................    23,400               1,490,288
Fred Myer, Inc.* ..................................   108,000               6,507,000
Safeway, Inc. .....................................   110,200               6,715,313
                                                                          -----------
                                                                           14,712,601
                                                                          -----------
Telecommunications (2.6%)
Aspect Telecommunications Corp.* ..................    16,500                 284,625
Cisco Systems, Inc. ...............................    75,500               7,007,344
Lucent Technologies, Inc. .........................    49,100               5,401,000
                                                                         ------------
                                                                           12,692,969
                                                                         ------------
Utilities--Electric (0.5%)
Calenergy, Inc.* ..................................    76,300               2,646,656
                                                                         ------------
Utilities--Gas (0.8%)
Columbia Energy Group .............................    32,050               1,850,888
K N Energy, Inc. ..................................    61,500               2,237,063
                                                                         ------------
                                                                            4,087,951
                                                                         ------------
Total Common Stocks (Cost $393,689,441)                                   490,838,549
                                                                         ------------
TOTAL INVESTMENTS (99.9%) (Cost $393,689,441 (a))                         490,838,549
Other assets less liabilities (0.1%)                                          698,728
                                                                         ------------
Total Net Assets (100.0%)                                                $491,537,277
                                                                         ============
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$394,935,958. Unrealized gains and losses, based on identified tax cost at
December 31, 1998, are as follows:
Unrealized gains ..................................                     $109,240,890
Unrealized losses .................................                      (13,338,299)
                                                                        ------------
 Net unrealized gain ..............................                      $95,902,591
                                                                        ============

* Non-income producing security.
Category percentages are based on net assets.

                                      See Notes to Schedule of Investments.   17

MFS Value Equity Portfolio
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                          Number of              Market
                                                            Shares               Value
                                                       ----------------      -------------
COMMON STOCKS (90.8%)
Advertising (1.1%)
Outdoor Systems, Inc.* ...............................     69,100            $   2,073,000
                                                                             -------------
Aerospace (0.5%)
Saab AB (Sweden)* ....................................     89,300                  934,248
                                                                             -------------
Automotive (0.4%)
Tower Automotive, Inc. ...............................     31,900                  795,506
                                                                             -------------
Banks and Credit Companies (4.4%)
Bankers Trust Corp. ..................................     15,000                1,281,563
Fleet Financial Group, Inc. ..........................     26,600                1,188,688
National City Corp. ..................................     22,900                1,660,250
PNC Bank Corp. .......................................     21,100                1,142,038
U.S. Bancorp .........................................     47,700                1,693,350
Wells Fargo Co. ......................................     40,800                1,629,450
                                                                             -------------
                                                                                 8,595,339
                                                                             -------------
Business Services (2.1%)
3 Com Corp.* .........................................     29,100                1,304,044
Compuware Corp.* .....................................      5,400                  421,875
DST Systems, Inc.* ...................................      6,100                  348,081
Galileo International, Inc. ..........................     22,800                  991,800
Modis Professional Services, Inc.* ...................     18,900                  274,050
SLM Holding Corp. ....................................     12,200                  585,600
Smurfit-Stone Container Corp.* .......................      6,400                  101,200
Taylor Nelson Sofres PLC (Great Britain) .............     93,800                  119,164
                                                                             -------------
                                                                                 4,145,814
                                                                             -------------
Cellular Phones (2.6%)
AirTouch Communications, Inc.* .......................     33,700                2,430,613
Century Telephone Enterprises, Inc. ..................     27,150                1,832,625
Sprint Corp. (PCS Group)* ............................     37,300                  862,563
                                                                             -------------
                                                                                 5,125,801
                                                                             -------------
Communications Services (7.5%)
ALLTEL Corp. .........................................     37,500                2,242,969
Capital Radio PLC (Great Britain) ....................     30,000                  291,447
Cellular Communications International, Inc.* .........   145,050                 9,863,399
Hellenic Telecommunications (Greece) .................    39,700                 1,056,758
Intermedia Communications, Inc.* .....................    23,400                   403,650
Sprint Corp. .........................................     8,050                   677,206
                                                                             -------------
                                                                                14,535,429
                                                                             -------------
Computer Software (1.1%)
International Business Machines Corp. ................    11,100                 2,050,725
                                                                             -------------
Computer Software--PC (0.3%)
Networks Associates, Inc.* ...........................     9,700                   642,625
                                                                             -------------
Computer Software--Systems (6.2%)
BMC Software, Inc. ...................................    74,000                 3,297,625
Cadence Design Systems, Inc.* ........................     1,400                    41,650
Computer Associates International, Inc. ..............   117,800                 5,021,224

                                                         Number of               Market
                                                          Shares                 Value
                                                       -------------          -------------
Computer Software--Systems (continued)
Oracle Systems Corp. .................................    58,900             $   2,540,063
Synopsys, Inc.* ......................................    20,100                 1,090,425
                                                                             -------------
                                                                                11,990,987
                                                                             -------------
Conglomerates (6.5%)
Tyco International Ltd. ..............................   166,700                12,575,430
                                                                             -------------
Construction Services (0.7%)
Martin Marietta Materials, Inc. ......................    21,200                 1,318,375
                                                                             -------------
Drugs (1.9%)
Sanofi SA (France) ...................................    23,100                 3,799,749
                                                                             -------------
Electronics (5.0%)
AMP, Inc. ............................................   123,200                 6,414,099
Analog Devices, Inc.* ................................    56,000                 1,757,000
Lattice Semiconductor Corp.* .........................    35,900                 1,648,036
                                                                             -------------
                                                                                 9,819,135
                                                                             -------------
Entertainment (8.2%)
American Tower Systems Corp., Class A* ...............    11,600                   342,925
CBS Corp. ............................................   155,700                 5,099,174
Harrah's Entertainment, Inc.* ........................   162,100                 2,542,944
Infinity Broadasting Corp.* ..........................    12,500                   342,188
Isle of Capris Casinos, Inc.* ........................       500                     1,984
Jacor Communications, Inc.* ..........................    50,000                 3,218,750
MediaOne Group, Inc.* ................................    76,800                 3,609,600
Mirage Resorts, Inc.* ................................    31,700                   473,519
Walt Disney Co. ......................................    14,800                   444,000
                                                                             -------------
                                                                                16,075,084
                                                                             -------------
Financial Institutions (9.8%)
Associates First Capital Corp. .......................    76,200                 3,228,975
Donaldson Lufkin & Jenrette, Inc. ....................    24,700                 1,012,700
Federal Home Loan Mortgage Corp. .....................   142,400                 9,175,899
Finova Group, Inc. ...................................    43,100                 2,324,706
Paine Webber Group, Inc. .............................    23,900                   923,138
State Street Corp. ...................................    34,600                 2,406,863
                                                                             -------------
                                                                                19,072,281
                                                                             -------------
Food and Beverage Products (3.1%)
Anheuser Busch Co., Inc. .............................    23,900                 1,568,438
Archer-Daniels-Midland Co. ...........................    76,085                 1,307,711
Hershey Foods Corp. ..................................    28,500                 1,772,344
Hormel Foods Corp. ...................................    29,200                   956,300
Suiza Foods Corp.* ...................................     7,300                   371,844
                                                                             -------------
                                                                                 5,976,637
                                                                             -------------
Household and Personal Care (0.3%)
Benckiser N.V. (Netherlands) .........................     9,970                   652,640
                                                                             -------------
Insurance (5.4%)
Ace Ltd. (Bermuda) ...................................    42,800                 1,473,925
Annuity and Life Re Holdings Ltd. ....................    46,100                 1,244,700
Chartwell Re Corp. ...................................    19,500                   463,125
CIGNA Corp. ..........................................    10,000                   773,125

18   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                                  Number of        Market
                                                                   Shares          Value
                                                                 ------------   ------------
Insurance (continued)
Equitable Co., Inc. ...................................             17,400     $   1,007,025
EXEL Ltd., Class A (Bermuda) ..........................              6,227           466,992
Hartford Financial Services Group .....................             18,200           998,725
Nationwide Financial Services, Inc., Class A ..........             35,000         1,809,063
Reliastar Financial Corp. .............................             41,200         1,900,350
Scottish Annuity & Life Holdings, Ltd.* ...............             28,500           391,875
                                                                               -------------
                                                                                  10,528,905
                                                                               -------------
Medical and Health Products (1.1%)
Bristol-Myers Squibb Co. ..............................              8,000         1,070,500
SmithKline Beecham PLC ADR (Great Britain) ............             14,400         1,000,800
                                                                               -------------
                                                                                   2,071,300
                                                                               -------------
Medical and Health Technology Services (2.7%)
Beverly Enterprises, Inc.* ............................           109,100            736,425
Mid Atlantic Medical Services, Inc.* ..................            79,700            782,056
United Healthcare Corp. ...............................            85,600          3,686,150
                                                                               -------------
                                                                                   5,204,631
                                                                               -------------
Oil Services (0.5%)
Zeneca Group PLC (Great Britain) ......................            23,200          1,008,260
                                                                               -------------
Oils (2.4%)
Amoco Corp. ...........................................            30,450          1,796,550
British Petroleum Co. PLC ADR (Great Britain) .........            21,297          2,023,215
Mobil Corp. ...........................................            10,900            949,663
                                                                               -------------
                                                                                   4,769,428
                                                                               -------------
Pollution Control (0.2%)
Societe Industrielle de Transports Automobiles
  SA (France) .........................................             1,300            340,515
                                                                               -------------
Printing and Publishing (0.6%)
Reuters Group PLC ADR (Great Britain) .................            14,000            887,250
Reuters Group PLC (Great Britain) .....................            23,700            248,348
                                                                               -------------
                                                                                   1,135,598
                                                                               -------------
Railroad (0.2%)
Kansas City Southern Industries .......................             6,900            339,394
                                                                               -------------
Restaurants and Lodging (1.9%)
Promus Hotel Corp.* ...................................           111,580          3,612,403
                                                                               -------------
Stores (2.8%)
Rite Aid Corp. ........................................           109,200          5,412,224
                                                                               -------------
Supermarkets (4.8%)
Fred Myer, Inc.* ......................................           155,900          9,392,974
                                                                               -------------
Telecommunications (6.3%)
Mannesmann AG (Germany) ...............................            42,500          4,870,547
Mobistar SA (Belgium)* ................................            20,100          1,008,779
Nokia Oyj ADR (Finland) ...............................            17,100          2,059,481
Tele Sudeste Celular Participacoes SA ADR
  (Brazil)* ...........................................            11,300            233,769

                                                                Number of          Market
                                                                 Shares            Value
                                                            ---------------    --------------
Telecommunications (continued)
Telecom Italia SpA (Italy) ............................           275,000      $    1,727,055
Tele-Communications, Inc. Series A* ...................            37,800           2,090,813
Telesp Celular Participacoes SA ADR (Brazil)* .........            20,500             358,750
                                                                               --------------
                                                                                   12,349,194
                                                                               --------------
Utilities--Gas (0.2%)
Columbia Energy Group .................................             8,400             485,100
                                                                               --------------
Total Common Stocks (Cost $143,494,841)                                           176,828,731
                                                                               --------------
PREFERRED STOCKS (0.9%)
Household and Personal Care (0.2%)
Henkel KGAA (Germany) .................................             5,300             473,825
                                                                               --------------
Telecommunications (0.7%)
Tele Sudeste Celular (Brazil) .........................       126,200,000             530,040
Telesp Celular Participacoes SA (Brazil)* .............        54,800,000             405,520
Telesp Participacoes SA (Brazil) ......................        14,715,000             335,502
                                                                               --------------
                                                                                    1,271,062
                                                                               --------------
Total Preferred Stocks (Cost $1,997,962)                                            1,744,887
                                                                               --------------
                                                               Number of
                                                               Contracts
                                                           ----------------
OPTIONS (3.6%)
S&P 500 Index Puts* ...................................          39,300             7,103,475
                                                                               --------------
Total Options (Cost $7,658,361)                                                     7,103,475
                                                                               --------------
TOTAL INVESTMENTS (95.3%) (Cost $153,151,164 (a))                                 185,677,093
Other assets less liabilities (4.7%)                                                9,249,214
                                                                               --------------
Total Net Assets (100.0%)                                                      $  194,926,307
                                                                               ==============
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$153,378,993. Unrealized gains and losses, based on identified tax cost at
December 31, 1998, are as follows:
Unrealized gains ......................................                        $   38,111,210
Unrealized losses .....................................                            (5,813,110)
                                                                               --------------
 Net unrealized gain ..................................                        $   32,298,100
                                                                               ==============

* Non-income producing security.
Category percentages are based on net assets.

                                      See Notes to Schedule of Investments.   19

Scudder International Growth Portfolio
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                         Number of           Market
                                                          Shares             Value
                                                       ------------       -----------
COMMON STOCKS (95.9%)
Argentina (0.6%)
YPF Sociedad Anonima ADR (Oil & Gas) ..............        93,000         $ 2,598,188
                                                                          -----------
Australia (1.4%)
Broken Hill Proprietary Co. (Mining) ..............       361,500           2,661,254
Western Mining Corp. Holding Ltd. (Mining) ........       697,300           2,101,314
Woodside Petroleum Ltd. (Oil & Gas) ...............       256,600           1,147,336
                                                                          -----------
Total Australia                                                             5,909,904
                                                                          -----------
Canada (1.3%)
Canadian National Railway Co. (Transportation).....       105,000           5,466,962
                                                                          -----------
China (0.1%)
Jiangsu Expressway Co. Ltd. (Transportation) ......     2,174,700             474,520
                                                                          -----------
Denmark (0.3%)
Unidanmark (Banking) ..............................        14,700           1,328,121
                                                                          -----------
Finland (3.7%)
Fortum Corp. (Financial Services)* ................       295,700           1,797,767
Nokia Oyj, Class A (Communications) ...............        74,900           9,107,367
Pohjola Insurance Group, Class B (Insurance) ......        90,000           4,906,890
                                                                          -----------
Total Finland                                                              15,812,024
                                                                          -----------
France (16.6%)
Accor SA (Lodging) ................................        29,586           6,400,691
Air Liquide (Chemicals) ...........................        10,048           1,841,445
Axa UAP (Insurance) ...............................        37,405           5,417,138
BIC (Office Equipment & Supplies) .................        31,666           1,755,132
Carrefour SA (Food Retailers) .....................         2,740           2,066,880
Christian Dior SA (Diversified) ...................        27,846           3,076,852
Credit Commercial de France
  (Financial Services) ............................        38,608           3,582,614
Elf Aquitaine SA (Oil & Gas) ......................        46,771           5,402,121
Etablissements Economiques du Casino
  Guichard-Perrachon SA (Food Retailers) ..........        62,150           3,989,247
France Telecom SA (Communications) ................           361              28,658
Groupe Danone (Beverages, Food & Tobacco) .........        11,638           3,329,305
Lagardere S.C.A. (Financial Services) .............       124,330           5,279,524
Michelin, Class B (Automotive) ....................        68,710           2,745,700
Moet Hennessy Louis Vuitton (Beverages,
  Food & Tobacco) .................................        19,371           3,830,561
Pernod-Ricard (Beverages, Food & Tobacco) .........        21,122           1,370,873
Rhone-Polenc, Class A (Chemicals) .................        81,586           4,195,266
STMicroelectronics N.V. (Electronics)* ............        32,545           2,515,540
STMicroelectronics N.V. (Electronics)* ............         5,586             439,450
Suez Lyonnaise des Eaux (Diversified) .............        32,822           6,736,932
Thomson CSF (Electronics) .........................       115,455           4,954,266
Valeo SA (Automotive) .............................        37,803           2,976,657
                                                                          -----------
Total France                                                               71,934,852
                                                                          -----------
Germany (18.1%)
Allianz AG (Insurance) ............................        17,842           6,540,943
BASF AG (Chemicals) ...............................       116,571           4,448,396

                                                        Number of            Market
                                                          Shares             Value
                                                      -----------------   ------------
Germany (continued)
Bayerische Vereinsbank AG (Banking) ...............      61,952           $ 4,850,891
Deutsche Telekom AG ADR (Communications) ..........      21,900               717,225
Deutsche Telekom AG (Communications) ..............     249,414             8,200,807
Heidelberger Druckmaschinen AG
  (Heavy Machinery) ...............................      14,157             1,032,905
Hoechst AG (Chemicals) ............................     198,636             8,235,528
Mannesmann AG (Communications) ....................      72,555             8,314,883
Metro AG (Retailers) ..............................      83,210             6,540,373
Muenchener Rueckversicherungs-Gesellschaft
  AG (Insurance) ..................................      13,511             6,542,091
RWE AG (Diversified) ..............................      55,122             3,017,957
Schering AG (Pharmaceuticals) .....................      53,464             6,712,475
Siemens AG (Electronics) ..........................      51,585             3,327,263
Veba AG (Electric Utilities) ......................     104,577             6,255,859
Viag AG (Industrial--Diversified) .................       6,203             3,636,235
                                                                          -----------
Total Germany                                                              78,373,831
                                                                          -----------
Great Britain (17.9%)
BOC Group PLC (Chemicals) .........................     379,888             5,422,293
British Airways PLC (Airlines) ....................     207,339             1,395,350
British Petroleum Co. PLC (Oil & Gas) .............     279,275             4,162,426
Carlton Communications PLC (Communications)........     260,243             2,389,942
Enterprise Oil PLC (Oil & Gas) ....................     227,489             1,114,446
General Electric PLC (Electronics) ................     678,581             6,113,404
Glaxo Wellcome PLC (Pharmaceuticals) ..............     194,702             6,686,553
Imperial Chemical Industries PLC (Chemicals) ......     399,728             3,458,447
London & Scotland Marine Oil PLC (Oil & Gas).......     745,414             1,237,909
Monument Oil & Gas PLC (Oil & Gas)* ...............   1,159,197               673,725
Orange PLC (Communications)* ......................     692,470             8,032,444
Pearson PLC (Communications) ......................     280,970             5,566,493
Reed International PLC (Media--Broadcasting
  & Publishing) ...................................     413,009             3,223,577
Reuters Group PLC (Financial Services) ............     769,811             8,066,696
Rio Tinto PLC (Mining) ............................     484,557             5,624,738
Shell Transport & Trading Co. PLC (Oil & Gas) .....     710,194             4,354,910
SmithKline Beecham PLC (Pharmaceuticals) ..........     485,867             6,777,602
Zeneca Group PLC (Pharmaceuticals) ................      72,051             3,131,300
                                                                          -----------
Total Great Britain                                                        77,432,255
                                                                          -----------
Hong Kong (4.0%)
Anhui Expressway Co. Ltd. (Transportation) ........   2,442,100               286,947
Cheung Kong Ltd. (Real Estate) ....................     468,300             3,370,074
China Telecom Ltd. (Communications)* ..............     226,500               391,777
Citic Pacific Ltd. (Diversified) ..................   1,218,800             2,627,367
Cosco Pacific Ltd. (Transportation) ...............     988,600               411,554
GZI Transportation Ltd. (Transportation) ..........     647,600               127,059
Hong Kong and China Gas Co. Ltd. (Oil & Gas).......         440                   559
Hutchison Whampoa Ltd. (Diversified) ..............     336,800             2,380,267
Kerry Properties Ltd. (Real Estate) ...............   1,001,391               807,922
New World Development Co. Ltd. (Real Estate).......   1,193,337             3,003,749
New World Infrastructure Ltd.
  (Heavy Machinery)* ..............................   1,031,200             1,510,811

20   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                       Number of              Market
                                                         Shares               Value
                                                      -----------         -------------
Hong Kong (continued)
Shenzhen Expressway Co. Ltd. (Transportation).......   2,172,600           $    504,912
Sichuan Expressway Co. Ltd. (Transportation) .......   2,696,000                236,709
Sun Hung Kai Properties Ltd. (Real Estate) .........     167,000              1,217,964
Zhejiang Expressway Co. Ltd. (Transportation) ......   2,314,300                469,109
                                                                           ------------
Total Hong Kong                                                              17,346,780
                                                                           ------------
Italy (7.5%)
Arnoldo Mondadori Editore SpA
  (Media--Broadcasting & Publishing) ...............     114,000              1,504,162
Banca Commerciale Italiana (Banking) ...............     449,700              3,095,735
Banca Di Roma (Banking)* ...........................     807,600              1,365,490
Banca Nazionale Lavoro (Banking) ...................     847,000              2,529,227
Finmeccanica SpA (Aerospace & Defense)* ............   3,055,800              3,123,944
Gruppo Editoriale L'Espresso (Media--
  Broadcasting & Publishing) .......................     161,500              1,414,094
Istituto Nazionale delle Assicurazioni
  (Insurance) ......................................     774,800              2,042,295
La Rinascente SpA (Food Retailers) .................     136,500              1,400,845
Olivetti SpA (Retailers)* ..........................   1,024,000              3,555,533
San Paolo--IMI SpA (Banking) .......................      91,100              1,606,339
Seat-Pagine Gialle SpA--RNC
  (Communications)* ................................   3,976,900              3,049,885
Telecom Italia SpA (Communications) ................     864,500              7,360,699
Unione Immobiliare (Multiple Utilities) ............     774,800                403,283
                                                                           ------------
Total Italy                                                                  32,451,531
                                                                           ------------
Japan (11.8%)
Canon, Inc. (Electronics) ..........................      67,000              1,430,001
Chugoku Electric Power Co., Inc.
  (Electric Utilities) .............................      54,000                985,505
Daiwa Securities Co. Ltd. (Financial Services) .....     477,000              1,627,238
Fujitsu Ltd. (Computers & Information) .............     276,000              3,671,048
Kyushu Electric Power Co., Inc. (Electric
  Utilities) .......................................      53,000              1,007,069
Matsushita Electric Industrial Co. Ltd.
  (Electronics) ....................................     172,000              3,038,690
Minebea Co. Ltd. (Heavy Machinery) .................     189,000              2,161,423
Murata Manufacturing Co. Ltd. (Electronics) ........      65,000              2,694,211
Nichiei (Financial Services) .......................      19,000              1,511,268
Nikko Securities Co. Ltd. (Financial Services) .....     514,000              1,430,925
Nintendo Corp Ltd. (Entertainment & Leisure) .......      22,200              2,148,387
Nippon Telegraph & Telephone Corp.
  (Communications) .................................         231              1,780,221
NTT Mobile Communcations Network, Inc.
  (Communications)* ................................         900              3,698,630
Sony Corp. (Electronics) ...........................      19,000              1,381,971
Sumitomo Electric Industries (Electronics) .........     127,000              1,426,578
Taisho Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ................................      76,000              2,088,906
TDK Corp. (Electronics) ............................      41,000              3,743,083
Teijin Ltd. (Textiles, Clothing & Fabrics) .........     568,000              2,088,252
Tokyo Electric Power Co., Inc. (Electric Utilities)       88,400              2,179,723
Tokyo Electron Ltd. (Electronics) ..................      78,000              2,957,315

                                                        Number of             Market
                                                          Shares              Value
                                                       -----------         ------------
Japan (continued)
Toshiba Corp. (Electronics) ........................     773,000           $  4,597,727
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals) ................................     103,000              3,313,479
                                                                           ------------
Total Japan                                                                  50,961,650
                                                                           ------------
Netherlands (4.7%)
Aegon N.V. (Insurance) .............................      36,020              4,456,621
Akzo Nobel N.V. (Chemicals) ........................      71,490              3,253,002
Elsevier N.V. (Media--Broadcasting &
  Publishing) ......................................     147,030              2,057,950
Heineken Holding N.V., Class A (Beverages,
  Food & Tobacco) ..................................     128,750              6,166,842
Koninklijke Ahold N.V. (Food Retailers) ............      64,130              2,368,609
Royal Dutch Petroleum Co. N.V. (Oil & Gas) .........      36,800              1,831,186
                                                                           ------------
Total Netherlands                                                            20,134,210
                                                                           ------------
Sweden (0.3%)
AGA AB, Class B (Chemicals) ........................     108,100              1,416,986
                                                                           ------------
Switzerland (5.3%)
Clariant AG (Chemicals) ............................       3,228              1,508,279
Nestle SA (Beverages, Food & Tobacco) ..............       3,341              7,270,444
Novartis AG--Registered Shares
  (Pharmaceuticals) ................................       4,097              8,050,873
Swisscom AG (Communications)* ......................      14,374              6,015,321
                                                                           ------------
Total Switzerland                                                            22,844,917
                                                                           ------------
Taiwan (1.7%)
Asustek Computer, Inc. (Computers &
  Information)* ....................................      95,000                887,490
China Development (Financial Services)* ............     662,000              1,212,254
Compal Electronics (Electronics)* ..................     569,000              1,854,257
Far East Textile (Textiles) ........................   2,204,000              1,799,125
Hon Hai Precision Industry (Electronics)* ..........     267,000              1,475,042
                                                                           ------------
Total Taiwan                                                                  7,228,168
                                                                           ------------
Thailand (0.4%)
Siliconware Precision Industries Co.
  (Electronics)* ...................................   1,066,000              1,885,861
                                                                           ------------
United States (0.2%)
AMP Ltd. (Insurance)* ..............................      75,900                961,160
                                                                           ------------
Total Common Stocks (Cost $359,801,854)                                     414,561,920
                                                                           ------------
PREFERRED STOCKS (1.0%)
Germany (1.0%)
SAP AG-Vorzug (Computer Software &
  Processing) ......................................       9,441              4,504,535
                                                                           ------------
Total Preferred Stocks (Cost $3,174,152)                                      4,504,535
                                                                           ------------

                                     See Notes to Schedule of Investments.   21

Scudder International Growth Portfolio
Schedule of Investments
December 31, 1998 (continued)
--------------------------------------------------------------------------------

                                                 Number of        Market
                                                  Shares           Value
                                                ----------    -------------
RIGHTS (0.0%)
Hong Kong (0.0%)
Hong Kong and China Gas Co. Ltd.
  (Oil & Gas)* ...............................        20      $         1
                                                              -----------
Taiwan (0.0%)
Compal Electronics (Electronics)* ............       864              671
                                                              -----------
Total Rights (Cost $0)                                                672
                                                              -----------
WARRANTS (0.0%)
Germany (0.0%)
Muenchener Rueckversicherungs-Gesellschaft
  AG expires 06/03/2002 (Insurance)* .........       592           27,528
                                                              -----------
Total Warrants (Cost $0)                                           27,528
                                                              -----------
TOTAL INVESTMENTS (96.9%) (Cost $362,976,006 (a))             419,094,655
Other assets less liabilities (3.1%)                           13,556,781
                                                              -----------
Total Net Assets (100.0%)                                     $432,651,436
                                                              ===========
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$362,976,010. Unrealized gains and losses, based on identified tax cost at
December 31, 1998, are as follows:
Unrealized gains .............................                $71,960,881
Unrealized losses ............................                (15,842,236)
                                                              -----------
 Net unrealized gain .........................                $56,118,645
                                                              ===========

* Non-income producing security.

Category percentages are based on net assets.

22   See Notes to Schedule of Investments.

T. Rowe Price Growth Equity Portfolio
Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

                                                      Number of              Market
                                                       Shares                Value
                                                     -----------         -------------
COMMON STOCKS (94.9%)
Advertising (0.9%)
Omnicom Group, Inc. ...............................    81,200             $  4,709,600
                                                                          ------------
Aerospace & Defense (1.9%)
Allied Signal, Inc. ...............................   137,800                6,106,263
Teleflex, Inc. ....................................    77,700                3,545,063
                                                                          ------------
                                                                             9,651,326
                                                                          ------------
Banking (5.9%)
Bank of New York Co., Inc. ........................   139,300                5,606,825
BankAmerica Corp. .................................    79,556                4,783,305
First Union Corp. .................................    92,600                5,631,238
Mellon Bank Corp. .................................    25,600                1,760,000
Toronto-Dominion Bank (Canada) ....................    40,600                1,431,150
UBS AG--Registered Shares (Switzerland)* ..........     3,000                  921,398
Wells Fargo Co. ...................................   266,100               10,627,368
                                                                          ------------
                                                                            30,761,284
                                                                          ------------
Beverages, Food & Tobacco (2.9%)
Coca-Cola Co. .....................................    30,100                2,012,938
Pepsico, Inc. .....................................   126,800                5,190,875
Philip Morris Co., Inc. ...........................   124,700                6,671,449
Unilever N.V. (Netherlands) .......................    12,200                1,011,838
                                                                          ------------
                                                                            14,887,100
                                                                          ------------
Commercial Services (0.5%)
Halliburton Co. ...................................    80,500                2,384,813
                                                                          ------------
Communications (6.5%)
AirTouch Communications, Inc.* ....................    63,000                4,543,875
Ascend Communications, Inc.* ......................    48,700                3,202,025
Mannesmann AG (Germany) ...........................    23,000                2,635,825
MCI Worldcom, Inc.* ...............................   175,416               12,586,097
Nokia Oyj ADR (Finland) ...........................    12,200                1,469,338
SBC Communications, Inc. ..........................    68,000                3,646,500
Telecom Italia SpA (Italy) ........................   335,900                2,859,987
Telecomunicacoes Brasileiras SA--Telebras
  ADR (Brazil)* ...................................    44,300                3,220,056
                                                                          ------------
                                                                            34,163,703
                                                                          ------------
Computer Software & Processing (10.0%)
America Online, Inc. ..............................    24,600                3,936,000
Automatic Data Processing, Inc. ...................    42,800                3,432,025
BMC Software, Inc. ................................   126,100                5,619,331
Computer Associates International, Inc. ...........    44,600                1,901,075
Compuware Corp.* ..................................    33,300                2,601,563
Gartner Group, Inc., Class A* .....................   110,100                2,339,625
Getronics N.V. (Netherlands) ......................    43,682                2,162,014
HBO & Co. .........................................    57,100                1,638,056
Microsoft Corp. ...................................    78,400               10,873,099
Networks Associates, Inc.* ........................   130,000                8,612,499
Parametric Technology Co. .........................   262,900                4,304,988
Platinum Technology, Inc.* ........................    91,900                1,757,588

                                                     Number of               Market
                                                       Shares                Value
                                                     ---------            ------------
Computer Software & Processing (continued)
Sterling Commerce, Inc.* ..........................    70,500             $  3,172,500
                                                                          ------------
                                                                            52,350,363
                                                                          ------------
Computers & Information (3.1%)
Cisco Systems, Inc. ...............................    57,925                5,376,164
Dell Computer Corp. ...............................    42,200                3,088,513
EMC Corp. .........................................    50,600                4,301,000
Hewlett-Packard Co. ...............................    48,700                3,326,819
                                                                          ------------
                                                                            16,092,496
                                                                          ------------
Consumer Goods and Services (0.1%)
Newell Co. ........................................    15,200                  627,000
                                                                          ------------
Cosmetics & Personal Care (0.8%)
Gillette Co. ......................................    41,400                2,000,138
Proctor & Gamble Co. ..............................    26,100                2,383,256
                                                                          ------------
                                                                             4,383,394
                                                                          ------------
Diversified (0.7%)
Hutchison Whampoa Ltd. ............................   507,700                3,588,068
                                                                          ------------
Electronics (3.7%)
CBS Corp. .........................................   151,600                4,964,900
Intel Corp. .......................................    56,200                6,663,213
Maxim Intergrated Products, Inc.* .................   126,600                5,530,838
Texas Instruments, Inc. ...........................    19,700                1,685,581
Xilinx, Inc.* .....................................    10,200                  664,275
                                                                          ------------
                                                                            19,508,807
                                                                          ------------
Entertainment & Leisure (1.1%)
Hasbro, Inc. ......................................    50,800                1,835,150
Time Warner, Inc. .................................    40,800                2,532,150
Walt Disney Co. ...................................    45,900                1,377,000
                                                                          ------------
                                                                             5,744,300
                                                                          ------------
Environmental Controls (1.8%)
Rentokil Initial PLC (Great Britain) ..............   378,800                2,849,637
Waste Management, Inc. ............................   144,500                6,737,313
                                                                          ------------
                                                                             9,586,950
                                                                          ------------
Financial Services (5.7%)
Ambac Financial Group, Inc. .......................    42,000                2,527,875
Associates First Capital Corp. ....................    92,800                3,932,400
Berkshire Hathaway, Inc., Class A* ................       870                6,090,000
Cendant Corp.* ....................................    71,000                1,353,438
Citigroup, Inc. ...................................   160,400                7,939,799
HSBC Holdings PLC (Hong Kong) .....................    54,000                1,345,313
Morgan Stanley Dean Witter Discover & Co. .........    25,300                1,796,300
Mutual Risk Management Ltd. .......................   121,200                4,741,950
                                                                          ------------
                                                                            29,727,075
                                                                          ------------
Food Retailers (1.8%)
Koninklijke Ahold N.V. (Netherlands) ..............    34,800                1,285,321
Safeway, Inc. .....................................   134,000                8,165,624
                                                                          ------------
                                                                             9,450,945
                                                                          ------------

                                     See Notes to Schedule of Investments.   23

T. Rowe Price Equity Portfolio
Schedule of Investments
December 31, 1998 (continued)
--------------------------------------------------------------------------------

                                                         Number of             Market
                                                           Shares              Value
                                                     -----------------   -----------------
Forest Products & Paper (1.1%)
Kimberly--Clark Corp. ............................        80,600          $  4,392,700
Kimberly--Clark de Mexico, SA de CV
  (Mexico) .......................................       349,200             1,102,494
                                                                          ------------
                                                                             5,495,194
                                                                          ------------
Health Care Providers (1.5%)
Healthsouth Corp. ................................       162,600             2,510,138
United Healthcare Corp. ..........................       118,600             5,107,213
                                                                          ------------
                                                                             7,617,351
                                                                          ------------
Home Construction, Furnishings & Appliances (2.4%)
General Electric Co. .............................       124,900            12,747,605
                                                                          ------------
Household Products (0.1%)
Corning Inc. .....................................         9,000               405,000
                                                                          ------------
Industrial--Diversified (3.0%)
Tomkins PLC (Great Britain) ......................     1,248,700             5,878,880
Tyco International Ltd. ..........................       129,400             9,761,612
                                                                          ------------
                                                                            15,640,492
                                                                          ------------
Insurance (4.5%)
Ace Ltd. (Bermuda) ...............................       159,400             5,489,338
Fairfax Financial Holdings Ltd. (Canada)** .......         1,200               423,059
Fairfax Financial Holdings Ltd. ..................         9,900             3,490,240
Fairfax Financial Subcription (Canada)** .........         3,900             1,306,196
Partner Re Ltd. (Bermuda) ........................       115,900             5,302,425
Travelers Property Casualty Corp., Class A .......        45,500             1,410,500
UNUM Corp. .......................................       100,400             5,860,850
                                                                          ------------
                                                                           23,282,608
                                                                          ------------
Lodging (0.4%)
Mirage Resorts, Inc.* ............................       128,200             1,914,988
                                                                          ------------
Media--Broadcasting & Publishing (4.3%)
Clear Channel Communications, Inc.* ..............        47,900             2,610,550
Cox Communications, Inc., Class A* ...............        37,500             2,592,188
Fox Entertainment Group, Inc.* ...................       162,100             4,082,894
Infinity Broadasting Corp.* ......................        99,900             2,734,763
Jacor Communications, Inc.* ......................         4,200               270,375
Tribune Co. ......................................        53,100             3,504,600
VNU--Verenigde Nederlandse
  Uitgeversbedrijven Verenigd Bezit N.V.
  (Netherlands) ..................................       100,900             3,801,872
Wolters Kluwer N.V. (Netherlands) ................        13,602             2,908,612
                                                                          ------------
                                                                            22,505,854
                                                                          ------------
Medical Supplies (1.2%)
Guidant Corp. ....................................        19,100             2,105,775
Johnson & Johnson ................................        48,300             4,051,163
                                                                          ------------
                                                                             6,156,938
                                                                          ------------

                                                         Number of            Market
                                                          Shares              Value
                                                     ----------         -------------
Metals (2.1%)
Danaher Corp. ....................................       132,800          $  7,212,699
Masco Corp. ......................................       134,600             3,869,750
                                                                          ------------
                                                                            11,082,449
                                                                          ------------
Oil & Gas (2.8%)
Chevron Corp. ....................................        43,500              3,607,781
Mobil Corp. ......................................        55,000              4,791,875
Royal Dutch Petroleum Co. N.V. (Netherlands) .....       124,500              5,960,438
                                                                          ------------
                                                                            14,360,094
                                                                          ------------
Pharmaceuticals (11.4%)
American Home Products Corp. .....................        55,900             3,147,869
Biogen, Inc.* ....................................        44,600             3,701,800
Bristol-Myers Squibb Co. .........................        56,700             7,587,168
Eli Lilly and Co. ................................        63,000             5,599,125
Gehe AG (Germany) ................................        26,400             1,821,618
Genentech, Inc.* .................................        52,100             4,151,719
McKesson Corp. ...................................        35,200             2,783,000
Merck & Co., Inc. ................................        51,300             7,576,368
Novartis AG--Registered Shares (Switzerland)......         2,140             4,205,240
Pfizer, Inc. .....................................        51,700             6,485,119
Roche Holding AG (Switzerland) ...................         1,000             1,219,796
Schering-Plough Corp. ............................        54,000             2,983,500
Warner-Lambert Co. ...............................        72,100             5,421,019
Zeneca Group PLC (Great Britain) .................        67,500             2,933,516
                                                                          ------------
                                                                            59,616,857
                                                                          ------------
Real Estate (1.6%)
Crescent Real Estate Equities Co. REIT ...........        97,000              2,231,000
Security Capital U.S. Realty REIT
  (Luxembourg)* ..................................       300,400              2,973,960
Starwood Lodging Trust REIT ......................       136,200              3,090,038
                                                                         ------------
                                                                            8,294,998
                                                                         ------------
Restaurants (0.5%)
McDonald's Corp. .................................        32,100             2,459,663
                                                                          ------------
Retailers (4.8%)
CVS Corp. ........................................        45,600             2,508,000
Fred Myer, Inc.* .................................        75,700             4,560,925
Home Depot, Inc. .................................        89,900             5,500,756
Rite Aid Corp. ...................................        54,500             2,701,156
Saks, Inc.* ......................................       101,900             3,216,219
Tag Heuer International SA ADR (Switzerland) .....        46,200               329,175
Tag Heuer International SA (Switzerland) .........        11,850               815,874
Wal-Mart Stores, Inc. ............................        64,500             5,252,719
                                                                          ------------
                                                                            24,884,824
                                                                          ------------
Telecommunications (0.3%)
GTE Corp. ........................................        25,300             1,706,169
                                                                          ------------
Textiles, Clothing & Fabrics (0.6%)
Sara Lee Corp. ...................................       108,000             3,044,250
                                                                          ------------

24   See Notes to Schedule of Investments.

--------------------------------------------------------------------------------

                                                                Number of        Market
                                                                 Shares           Value
                                                               ----------     -------------
Transportation (0.4%)
Carnival Corp., Class A ..............................            47,600      $  2,284,800
                                                                              ------------
U.S. Government (4.5%)
Federal Home Loan Mortgage Corp. .....................           248,300        15,999,830
Federal National Mortgage Association ................           101,900         7,540,599
                                                                              ------------
                                                                                23,540,429
                                                                              ------------
Total Common Stocks (Cost $395,218,268)                                        494,657,787
                                                                              ------------
                                                             Principal
                                                              Amount
                                                             ----------
SHORT-TERM INVESTMENTS (4.7%)
Ciesco LP, Commercial Paper, 5.17%, 01/13/99 .........       $ 5,035,000      $ 4,998,124
General Electric Capital Services, Inc.,
  Commercial Paper, 5.25%, 01/21/99 ..................           930,000          919,421
General Electric Capital Services, Inc.,
  Commercial Paper, 5.25%, 01/21/99 ..................        13,325,000       13,175,371
International Lease Finance, Commercial Paper,
  5.10%, 01/19/99 ....................................         4,000,000        3,965,433
Motorola, Inc., Commercial Paper, 5.12%,
  01/26/99 ...........................................         1,500,000        1,477,813
                                                                             ------------
                                                                               24,536,162
                                                                             ------------
Total Short-Term Investments (Cost $24,536,162)                                24,536,162
                                                                             ------------
TOTAL INVESTMENTS (99.6%) (Cost $419,754,430 (a))                             519,193,949
Other assets less liabilities (0.4%)                                            2,289,564
                                                                             ------------
Total Net Assets (100.0%)                                                    $521,483,513
                                                                             ============
Notes to Schedule of Investments
(a) The cost of investments for federal income tax purposes amounts to
$421,910,819. Unrealized gains and losses, based on identified tax cost at
December 31, 1998, are as follows:
Unrealized gains .....................................                       $111,683,166
Unrealized losses ....................................                        (14,400,036)
                                                                              ------------
 Net unrealized gain .................................                         $97,283,130
                                                                              ============

 *Non-income producing security.

**Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt form registration, normally to qualify institutional buyers. At December 31, 1998, the market value of these securities amounted to $1,729,255 or $0.33% of net assets.

     Category percentages are based on net assets.


                                         See Notes to Financial Statements.   25

Portfolio Partners, Inc.
Statements of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

                                                 MFS Emerging        MFS Research
                                              Equities Portfolio   Growth Portfolio
                                             -------------------- ------------------
Assets:
Investments, at market value ...............   $ 1,051,373,646      $ 490,838,549
Cash .......................................        12,450,035          5,746,037
Cash denominated in foreign currencies .....                --                 --
Receivable for:
 Dividends and interest ....................           205,354            323,336
 Investments sold ..........................        10,911,903          2,844,134
 Fund shares sold ..........................            35,079              7,726
 Recoverable foreign taxes .................                48              4,733
Gross unrealized gain on forward foreign
 currency exchange contracts ...............                --              6,442
                                               ---------------      -------------
   Total Assets ............................     1,074,976,065        499,770,957
                                               ---------------      -------------
Liabilities:
Payable for:
 Investments purchased .....................         1,533,338          6,709,597
 Fund shares redeemed ......................         3,713,237          1,185,759
 Variation margin on futures contracts .....                --                 --
Administrative services fees payable .......           111,326             59,704
Advisory fees payable ......................           577,863            278,620
Gross unrealized loss on forward foreign
 currency exchange contracts ...............                --                 --
                                               ---------------      -------------
   Total Liabilities .......................         5,935,764          8,233,680
                                               ---------------      -------------
NET ASSETS .................................   $ 1,069,040,301      $ 491,537,277
                                               ===============      =============
Net assets represented by:
Paid-in Capital ............................   $   844,549,904      $ 408,147,899
Net unrealized gain on investments,
 open futures contracts and foreign
 currency related translations .............       212,727,450         97,148,640
Undistributed net investment income ........                --            982,830
Accumulated net realized gain (loss)
 on investments ............................        11,762,947        (14,742,092)
                                               ---------------      -------------
NET ASSETS .................................   $ 1,069,040,301      $ 491,537,277
                                               ===============      =============
Capital Shares, $.001 par value:
 Outstanding ...............................        19,282,157         41,184,587
 Net Assets ................................   $ 1,069,040,301      $ 491,537,277
 Net Asset Value, offering and
  redemption price per share (net
  assets divided by shares outstanding)        $         55.44      $       11.93
Cost of investments ........................   $   838,646,196      $ 393,689,441
Cost of cash denominated in foreign
 currencies ................................   $            --      $          --


                                                  MFS Value      Scudder International   T. Rowe Price Growth
                                              Equity Portfolio      Growth Portfolio       Equity Portfolio
                                             ------------------ ----------------------- ----------------------
Assets:
Investments, at market value ...............   $ 185,677,093         $ 419,094,655          $ 519,193,949
Cash .......................................       7,566,977            16,064,880              1,801,010
Cash denominated in foreign currencies .....          21,151             2,437,152              1,248,308
Receivable for:
 Dividends and interest ....................         122,417               173,683                436,130
 Investments sold ..........................       6,426,103                    --              2,647,684
 Fund shares sold ..........................              --                 1,066                 64,446
 Recoverable foreign taxes .................          36,984               658,533                 40,600
Gross unrealized gain on forward foreign
 currency exchange contracts ...............              --                   133                  4,146
                                               -------------         -------------          -------------
   Total Assets ............................     199,850,725           438,430,102            525,436,273
                                               -------------         -------------          -------------
Liabilities:
Payable for:
 Investments purchased .....................       4,692,721             1,690,105              3,621,057
 Fund shares redeemed ......................          28,265             1,714,473                 11,990
 Variation margin on futures contracts .....              --                    --                     14
Administrative services fees payable .......          39,565                71,726                 63,273
Advisory fees payable ......................         102,870               286,903                253,094
Gross unrealized loss on forward foreign
 currency exchange contracts ...............          60,997             2,015,459                  3,332
                                               -------------         -------------          -------------
   Total Liabilities .......................       4,924,418             5,778,666              3,952,760
                                               -------------         -------------          -------------
NET ASSETS .................................   $ 194,926,307         $ 432,651,436          $ 521,483,513
                                               =============         =============          =============
Net assets represented by:
Paid-in Capital ............................   $ 155,332,755         $ 355,026,870          $ 408,550,006
Net unrealized gain on investments,
 open futures contracts and foreign
 currency related translations .............      32,467,393            54,148,270             99,437,212
Undistributed net investment income ........         279,417             2,628,450              1,804,047
Accumulated net realized gain (loss)
 on investments ............................       6,846,742            20,847,846             11,692,248
                                               -------------         -------------          -------------
NET ASSETS .................................   $ 194,926,307         $ 432,651,436          $ 521,483,513
                                               =============         =============          =============
Capital Shares, $.001 par value:
 Outstanding ...............................       5,148,169            25,816,698              9,428,088
 Net Assets ................................   $ 194,926,307         $ 432,651,436          $ 521,483,513
 Net Asset Value, offering and
  redemption price per share (net
  assets divided by shares outstanding)        $       37.86         $       16.76          $       55.31
Cost of investments ........................   $ 153,151,164         $ 362,976,006          $ 419,754,430
Cost of cash denominated in foreign
 currencies ................................   $      20,851         $   2,438,300          $   1,259,734


26  See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Operations
For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                     MFS Emerging        MFS Research
                                                  Equities Portfolio   Growth Portfolio
                                                 -------------------- ------------------
Investment Income:
 Dividends .....................................     $    962,612       $    4,212,267
 Interest ......................................        2,280,574              592,559
                                                     ------------       --------------
                                                        3,243,186            4,804,826
Foreign taxes withheld on dividends ............           (5,210)             (64,981)
                                                     ------------       --------------
   Total investment income .....................        3,237,976            4,739,845
                                                     ------------       --------------
Investment Expenses:
Investment advisory fee ........................        6,073,693            3,075,409
Administrative services fees ...................        1,164,739              659,016
                                                     ------------       --------------
   Total expenses ..............................        7,238,432            3,734,425
                                                     ------------       --------------
Net investment income (loss) ...................       (4,000,456)           1,005,420
                                                     ------------       --------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on: ...................
 Sale of investments ...........................        9,046,827          (10,095,525)
 Futures, foreign currency and forward
  foreign currency exchange contracts ..........        8,839,514              (22,224)
                                                     ------------       --------------
 Net realized gain (loss) on investments,
  futures, foreign currency and forward
  foreign currency exchange contracts ..........       17,886,341          (10,117,749)
                                                     ------------       --------------
Net change in unrealized gain or (loss) on:
 Investments ...................................      223,770,898           99,935,988
 Futures, foreign currency and forward
  foreign currency exchange contracts ..........       (2,122,938)                (538)
                                                     ------------       --------------
    Net change in unrealized gain on
     investments, futures, foreign
     currency and forward foreign
     currency exchange contracts ...............      221,647,960           99,935,450
                                                     ------------       --------------
Net realized and change in unrealized gain
 on investments, futures, foreign currency
 and forward foreign currency exchange
 contracts .....................................      239,534,301           89,817,701
                                                     ------------       --------------
Net increase in net assets resulting from
 operations ....................................     $235,533,845       $   90,823,121
                                                     ============       ==============


                                                      MFS Value      Scudder International   T. Rowe Price Growth
                                                  Equity Portfolio      Growth Portfolio       Equity Portfolio
                                                 ------------------ ----------------------- ----------------------
Investment Income:
 Dividends .....................................    $ 1,376,210          $  7,203,599            $  4,576,307
 Interest ......................................        454,732             1,226,311               1,731,809
                                                    -----------          ------------            ------------
                                                      1,830,942             8,429,910               6,308,116
Foreign taxes withheld on dividends ............        (59,148)             (823,478)               (141,394)
                                                    -----------          ------------            ------------
   Total investment income .....................      1,771,794             7,606,432               6,166,722
                                                    -----------          ------------            ------------
Investment Expenses:
Investment advisory fee ........................      1,073,994             3,330,261               2,643,704
Administrative services fees ...................        413,075               832,612                 660,926
                                                    -----------          ------------            ------------
   Total expenses ..............................      1,487,069             4,162,873               3,304,630
                                                    -----------          ------------            ------------
Net investment income (loss) ...................        284,725             3,443,559               2,862,092
                                                    -----------          ------------            ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on: ...................
 Sale of investments ...........................      7,059,192            20,930,031              10,801,082
 Futures, foreign currency and forward
  foreign currency exchange contracts ..........         (8,022)             (212,835)                (29,505)
                                                    -----------          ------------            ------------
 Net realized gain (loss) on investments,
  futures, foreign currency and forward
  foreign currency exchange contracts ..........      7,051,170            20,717,196              10,771,577
                                                    -----------          ------------            ------------
Net change in unrealized gain or (loss) on:
 Investments ...................................     30,652,212            50,253,541              94,378,229
 Futures, foreign currency and forward
  foreign currency exchange contracts ..........        (51,510)           (1,960,993)                 (8,189)
                                                    -----------          ------------            ------------
    Net change in unrealized gain on
     investments, futures, foreign
     currency and forward foreign
     currency exchange contracts ...............     30,600,702            48,292,548              94,370,040
                                                    -----------          ------------            ------------
Net realized and change in unrealized gain
 on investments, futures, foreign currency
 and forward foreign currency exchange
 contracts .....................................     37,651,872            69,009,744             105,141,617
                                                    -----------          ------------            ------------
Net increase in net assets resulting from
 operations ....................................    $37,936,597          $ 72,453,303            $108,003,709
                                                    ===========          ============            ============


                                          See Notes to Financial Statements.  27

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                    MFS Emerging
                                                 Equities Portfolio
                                                 For the Year Ended
                                                  December 31, 1998
                                                --------------------
From Operations:
Net investment income .........................    $   (4,000,456)
Net realized gain (loss) on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts ..........        17,886,341
Net change in unrealized gain or (loss)
 on investments, futures, foreign
 currency, and forward foreign
 currency exchange contracts ..................       221,647,960
                                                   --------------
 Net increase (decrease) in net assets
  resulting from operations ...................       235,533,845
                                                   --------------
Distributions to Shareholders From:
 Net investment income ........................        (2,021,457)
 Net realized gain on sale of investments                (586,890)
                                                   --------------
 Total distributions ..........................        (2,608,347)
                                                   --------------
Fund Share Transactions:
 Proceeds from shares sold ....................       250,995,803
 Payments for shares redeemed .................      (185,597,540)
  Net Asset Value of shares issued
   in reinvestment of dividends and
   distributions ..............................         2,608,347
                                                   --------------
    Net increase (decrease) in net
     assets from fund share
     transactions .............................        68,006,610
                                                   --------------
 Change in net assets .........................       300,932,108
Net Assets:
 Beginning of period ..........................       768,108,193
                                                   --------------
 End of period ................................    $1,069,040,301
                                                   ==============
 End of period net assets includes
  undistributed net investment income .........    $           --
                                                   ==============
Share Transactions:
 Number of shares sold ........................         5,160,626
 Number of shares issued through
  reinvestment of dividends and
  distributions ...............................            64,245
 Number of shares redeemed ....................        (3,842,650)
                                                   --------------
  Net increase (decrease) .....................         1,382,221
                                                   ==============

                                                     MFS Emerging                                MFS Research
                                                  Equities Portfolio                           Growth Portfolio
                                                      Period from                                Period from
                                                   November 28, 1997       MFS Research       November 28, 1997
                                                     (commencement       Growth Portfolio       (commencement
                                                    of operations)      For the Year Ended      of operations)
                                                 to December 31, 1997    December 31, 1998   to December 31, 1997
                                                ---------------------- -------------------- ---------------------
From Operations:
Net investment income .........................     $   1,629,226         $   1,005,420         $     81,976
Net realized gain (loss) on investments,
 futures, foreign currency and forward
 foreign currency exchange contracts ..........        (1,143,817)          (10,117,749)          (4,625,200)
Net change in unrealized gain or (loss)
 on investments, futures, foreign
 currency, and forward foreign
 currency exchange contracts ..................        (8,920,510)           99,935,450           (2,786,810)
                                                    -------------         -------------         ------------
 Net increase (decrease) in net assets
  resulting from operations ...................        (8,435,101)           90,823,121           (7,330,034)
                                                    -------------         -------------         ------------
Distributions to Shareholders From:
 Net investment income ........................                --              (103,709)                  --
 Net realized gain on sale of investments                      --                    --                   --
                                                    -------------         -------------         ------------
 Total distributions ..........................                --              (103,709)                  --
                                                    -------------         -------------         ------------
Fund Share Transactions:
 Proceeds from shares sold ....................       824,137,595            86,437,903          412,691,854
 Payments for shares redeemed .................       (47,614,301)          (85,271,880)          (5,833,687)
  Net Asset Value of shares issued
   in reinvestment of dividends and
   distributions ..............................                --               103,709                   --
                                                    -------------         -------------         ------------
    Net increase (decrease) in net
     assets from fund share
     transactions .............................       776,523,294             1,269,732          406,858,167
                                                    -------------         -------------         ------------
 Change in net assets .........................       768,088,193            91,989,144          399,528,133
Net Assets:
 Beginning of period ..........................            20,000           399,548,133               20,000
                                                    -------------         -------------         ------------
 End of period ................................     $ 768,108,193         $ 491,537,277         $399,548,133
                                                    =============         =============         ============
 End of period net assets includes
  undistributed net investment income .........     $   1,629,226         $     982,830         $    103,342
                                                    =============         =============         ============
Share Transactions:
 Number of shares sold ........................        19,024,246             7,942,884           41,744,286
 Number of shares issued through
  reinvestment of dividends and
  distributions ...............................                --                10,960                   --
 Number of shares redeemed ....................        (1,124,771)           (7,914,947)            (600,618)
                                                    -------------         -------------         ------------
  Net increase (decrease) .....................        17,899,475                38,897           41,143,668
                                                    =============         =============         ============


28  See Notes to Financial Statements.

Portfolio Partners, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             MFS Value
                                                         Equity Portfolio
                                                            Period from
                                       MFS Value         November 28, 1997    Scudder International
                                   Equity Portfolio        (commencement         Growth Portfolio
                                  For the Year Ended      of operations)        For the Year Ended
                                   December 31, 1998   to December 31, 1997     December 31, 1998
                                 -------------------- ---------------------- -----------------------
From Operations:
Net investment income ..........    $     284,725          $    241,611          $     3,443,559
Net realized gain (loss)
 on investments, futures,
 foreign currency and
 forward foreign currency
 exchange contracts ............        7,051,170              (223,629)              20,717,196
Net change in unrealized
 gain or (loss) on investments,
 futures, foreign currency,
 and forward foreign
 currency exchange
 contracts .....................       30,600,702             1,866,691               48,292,548
                                    -------------          ------------          ---------------
 Net increase (decrease)
  in net assets resulting
  from operations ..............       37,936,597             1,884,673               72,453,303
                                    -------------          ------------          ---------------
Distributions to Shareholders From:
 Net investment income                   (227,718)                   --                 (766,921)
 Net realized gain on
  sale of investments ..........               --                    --                       --
                                    -------------          ------------          ---------------
 Total distributions ...........         (227,718)                   --                 (766,921)
                                    -------------          ------------          ---------------
Fund Share Transactions:
 Proceeds from shares sold             43,067,470           133,258,100              414,815,500
 Payments for shares
  redeemed .....................      (20,585,921)             (654,612)            (432,817,544)
 Net Asset Value of shares
  issued in reinvestment
  of dividends and
  distributions ................          227,718                    --                  766,921
                                    -------------          ------------          ---------------
  Net increase (decrease)
   in net assets from fund
   share transactions                  22,709,267           132,603,488              (17,235,123)
                                    -------------          ------------          ---------------
 Change in net assets ..........       60,418,146           134,488,161               54,451,259
Net Assets:
Beginning of period ............      134,508,161                20,000              378,200,177
                                    -------------          ------------          ---------------
End of period ..................    $ 194,926,307          $134,508,161          $   432,651,436
                                    =============          ============          ===============
End of period net assets
 includes undistributed
 net investment income..........    $     279,417          $    230,432          $     2,628,450
                                    =============          ============          ===============
Share Transactions:
 Number of shares sold                  1,270,214             4,519,003               26,173,168
 Number of shares issued
  through reinvestment
  of dividends and
  distributions ................            7,706                    --                   50,488
Number of shares redeemed                (627,340)              (22,092)             (27,235,224)
                                    -------------          ------------          ---------------
 Net increase (decrease)........          650,580             4,496,911               (1,011,568)
                                    =============          ============          ===============


                                  Scudder International                          T. Rowe Price Growth
                                     Growth Portfolio                              Equity Portfolio
                                       Period from                                    Period from
                                    November 28, 1997     T. Rowe Price Growth     November 28, 1997
                                      (commencement         Equity Portfolio         (commencement
                                      of operations)       For the Year Ended       of operations)
                                   to December 31, 1997     December 31, 1998    to December 31, 1997
                                 ----------------------- ---------------------- ----------------------
From Operations:
Net investment income ..........      $      40,929          $   2,862,092          $     532,313
Net realized gain (loss)
 on investments, futures,
 foreign currency and
 forward foreign currency
 exchange contracts ............             41,533             10,771,577              1,797,504
Net change in unrealized
 gain or (loss) on investments,
 futures, foreign currency,
 and forward foreign
 currency exchange
 contracts .....................          5,855,722             94,370,040              5,067,172
                                      -------------          -------------          -------------
 Net increase (decrease)
  in net assets resulting
  from operations ..............          5,938,184            108,003,709              7,396,989
                                      -------------          -------------          -------------
Distributions to Shareholders
From:
 Net investment income                           --             (1,582,874)                    --
 Net realized gain on
  sale of investments ..........                 --               (884,317)                    --
                                      -------------          -------------          -------------
 Total distributions ...........                 --             (2,467,191)                    --
                                      -------------          -------------          -------------
Fund Share Transactions:
 Proceeds from shares sold              392,303,919             66,543,519            375,624,450
 Payments for shares
  redeemed .....................        (20,061,926)           (24,257,325)           (11,847,829)
 Net Asset Value of shares
  issued in reinvestment
  of dividends and
  distributions ................                 --              2,467,191                     --
                                      -------------          -------------          -------------
  Net increase (decrease)
   in net assets from fund
   share transactions                   372,241,993             44,753,385            363,776,621
                                      -------------          -------------          -------------
 Change in net assets ..........        378,180,177            150,289,903            371,173,610
Net Assets:
Beginning of period ............             20,000            371,193,610                 20,000
                                      -------------          -------------          -------------
End of period ..................      $ 378,200,177          $ 521,483,513          $ 371,193,610
                                      =============          =============          =============
End of period net assets
 includes undistributed
 net investment income..........      $      44,729          $   1,804,047          $     554,334
                                      =============          =============          =============
Share Transactions:
 Number of shares sold                   28,251,298              1,372,441              8,787,184
 Number of shares issued
  through reinvestment
  of dividends and
  distributions ................                 --                 56,598                     --
Number of shares redeemed                (1,424,473)              (513,020)              (275,583)
                                      -------------          -------------          -------------
 Net increase (decrease)........         26,826,825                916,019              8,511,601
                                      =============          =============          =============

                                          See Notes to Financial Statements.  29

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 1998
--------------------------------------------------------------------------------

1. Organization

Aetna Life Insurance and Annuity Company ("Aetna") created Portfolio Partners, Inc. (the "Company") to serve as an investment option underlying Aetna's variable insurance products. The Company is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Company to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Company currently consists of five diversified Portfolios: MFS Emerging Equities Portfolio ("MFS Emerging Equities"), MFS Research Growth Portfolio ("MFS Research Growth"), MFS Value Equity Portfolio ("MFS Value Equity"), Scudder International Growth Portfolio ("Scudder International Growth") and T. Rowe Price Growth Equity Portfolio ("T. Rowe Price Growth Equity"). Aetna serves as the Investment Advisor and the principal underwriter to each Portfolio. Massachusetts Financial Services ("MFS") serves as sub-advisor to MFS Value Equity, MFS Emerging Equities and MFS Research Growth. Scudder Kemper Investments, Inc. ("Scudder") serves as sub-advisor to Scudder International Growth and T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-advisor to
T. Rowe Price Growth Equity. Shares of each Portfolio were first made available to the public on November 28, 1997.

The following is a brief description of each Portfolio's investment objective:

MFS Emerging Equities seeks to provide long-term growth of capital;

MFS Research Growth seeks long-term growth of capital and future income;

MFS Value Equity seeks capital appreciation;

Scudder International Growth seeks long-term growth of capital primarily through a diversified portfolio of marketable foreign equity securities; and

T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well established growth companies.

2. Summary of Significant Accounting Policies

A. Valuation of Investments

The accompanying financial statements of the Portfolios have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over-the-counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

--------------------------------------------------------------------------------

B. Option Contracts

MFS Emerging Equities, MFS Value Equity, Scudder International Growth, and T. Rowe Price Growth Equity may invest in put and call options(MFS Emerging Equities, MFS Value Equity and T. Rowe Price Growth not more than 5% of their total assets may be invested in premiums for these options). MFS Emerging Equities, MFS Value Equity and Scudder International Growth may sell calls on securities only if the calls are covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

C. Futures and Forward Foreign Currency Exchange Contracts

MFS Research Growth may not purchase futures or options on futures and securities. Scudder International Growth may enter into futures and options on futures contracts for hedging purposes only. MFS Emerging Equities and the MFS Value Equity may enter into future contracts if, immediately thereafter, the value of securities and other underlying obligations does not exceed 50% of total assets of the Portfolio. T. Rowe Price Growth Equity may enter into futures contracts to the extent that the value of securities and other underlying obligations does not exceed 100% of total assets of the Portfolio.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Portfolio as unrealized gains or losses. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.


The risks associated with futures and forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts.

Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 6 of the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 1998 (continued)
--------------------------------------------------------------------------------

2. Summary of Significant Accounting Policies (continued)

D. Illiquid and Restricted Securities

Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may invest up to 15% of its net assets in illiquid securities.

Each Portfolio may also purchase restricted securities, securities not registrered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. Investment in restricted securities is subject to each portfolio's limit on illiquid securities.

Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, restricted securities are valued based upon their fair value determined under procedures approved by the Board of Directors.

E. Delayed Delivery Transactions

The Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Portfolios' schedule of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis.

F. Federal Income Taxes

As qualified regulated investment companies, the Portfolios are relieved of federal income and excise taxes by distributing substantially all of their net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code. Therefore, no provision for income taxes has been made in the accompanying financial statements.

G. Distributions

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

H. Other

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. Investment Advisory and Administrative Service Agreements

Each Portfolio pays the Investment Advisor an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of December 31, 1998:

                                         Fee Range       Effective Rate
                                       --------------   ---------------
      MFS Emerging Equities               .70%-.65%         .68%
      MFS Research Growth                 .70%-.65%         .70%
      MFS Value Equity                        .65%          .65%
      Scudder International Growth            .80%          .80%
      T. Rowe Price Growth Equity             .60%          .60%

--------------------------------------------------------------------------------

Under the terms of separate Subadvisory Agreements between the Investment Advisor and each subadvisor, each subadvisor is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Advisor, which are expressed as a percentage of the average daily net assets of each Portfolio. For the year ended ended December 31, 1998, the Investment Advisor paid MFS $5,423,591 for MFS Emerging Equities, MFS Research Growth, and MFS Value Equity, paid Scudder Kemper Investments $1,721,358 for Scudder International Growth, and paid T. Rowe $1,762,470 for T. Rowe Price Growth Equity in accordance with the terms of each agreement.

Under an Administrative Services Agreement between the Company and Aetna, Aetna provides all administrative services necessary for the Company's operations and is responsible for the supervision of the Company's other service providers. Aetna also assumes all ordinary recurring direct costs of the Company, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, Aetna receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

     Portfolio                                    Rate
     ---------                                 --------
      MFS Emerging Equities ................     0.13%
      MFS Research Growth ..................     0.15%
      MFS Value Equity .....................     0.25%
      Scudder International Growth .........     0.20%
      T. Rowe Price Growth Equity ..........     0.15%

Each Portfolio's aggregate expenses are limited to the advisory and administrative service fees disclosed above. Aetna has agreed to reimburse the Portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each Portfolio's expenses will not exceed the combined investment advisory and administrative service fee rates shown above.

4. Purchases and Sales of Investment Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 1998 were:

                                       Cost of Purchases  Proceeds from Sales
                                     ------------------- --------------------
      MFS Emerging Equities                $ 282,727,725         $ 39,738,041
      MFS Research Growth                    428,836,329          418,259,186
      MFS Value Equity                       242,599,694          219,842,801
      Scudder International Growth           270,260,053          279,367,423
      T. Rowe Price Growth Equity            285,623,367          236,555,166

5. Capital Loss Carryforwards

At December 31, 1997, for federal income tax purposes, the Portfolios had the following capital loss carryforwards:

                                            Capital Loss             Year of
Portfolio                                   Carryforward          Expiration
---------                                  -------------         -----------
  MFS Research Growth                        $ 4,589,027                2005
  MFS Research Growth                          8,906,249                2006

--------------------------------------------------------------------------------
The Board of Directors will not distribute any realized capital gains until the above capital loss carryforwards have been used to offset future capital gains or until they expire.

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 1998 (continued)
--------------------------------------------------------------------------------

6. Forward Foreign Currency Exchange Contracts

At December 31, 1998, MFS Research Growth, MFS Value Equity, Scudder International Growth and T. Rowe Price Growth Equity had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The net unrealized gain (loss) of $6,442, ($60,997), ($2,015,326) and $814 respectively, on these contracts are included in the accompanying financial statements. The terms of the open contracts are as follows:

MFS Research Growth

                                      Foreign Currency           U.S. Dollar          U.S. Dollar Value        Net Unrealized
Currency and Exchange Date               Units Sold               Proceeds           at December 31, 1998           Gain
--------------------------------   ----------------------   --------------------   -----------------------   ------------------
Sale Contracts
Great British Pound, 01/04/99             11,635               $ 19,488              $ 19,319                $       169
Great British Pound, 01/05/99            278,463                466,425               462,351                      4,074
Great British Pound, 01/07/99             94,411                158,945               156,746                      2,199
                                                                                                             -----------
                                                                                                             $     6,442
                                                                                                             ===========
MFS Value Equity
                                     Foreign Currency           U.S. Dollar          U.S. Dollar Value       Net Unrealized
Currency and Exchange Date         Units Purchased/Sold       Proceeds/Cost        at December 31, 1998            (Loss)
--------------------------------   ----------------------   --------------------   -----------------------   -----------
Purchase Contracts
Hong Kong Dollar, 1/12/99              6,312,125            $  814,994             $  814,752                $      (242)
Great British Pound, 9/18/98              13,796                23,231                 22,911                       (320)
Sale Contract
Hong Kong Dollar, 01/12/99             6,312,125               754,317                814,752                    (60,435)
                                                                                                             -----------
                                                                                                             $   (60,997)
                                                                                                             ===========
Scudder International Growth
                                     Foreign Currency           U.S. Dollar          U.S. Dollar Value       Net Unrealized
Currency and Exchange Date         Units Purchased/Sold       Proceeds/Cost        at December 31, 1998        Gain (Loss)
--------------------------------   ----------------------   --------------------   -----------------------   ------------------
Purchase Contracts
Austrian Dollar, 01/04/99                 48,232            $   29,590             $   29,543                $       (47)
Austrian Dollar, 01/07/99                114,469                70,229                 70,117                       (112)
Austrian Dollar, 01/08/99                 99,907                61,313                 61,198                       (115)
Hong Kong Dollar, 01/04/99                68,280                 8,813                  8,814                          1
Hong Kong Dollar, 01/05/99             1,247,625               161,043                161,045                          2
German Deutsche Mark, 12/30/98            67,555                40,404                 40,534                        130
Sale Contract
Japanese Yen, 03/04/99             1,436,125,741            10,782,000             12,797,185                 (2,015,185)
                                                                                                             -----------
                                                                                                             $(2,015,326)
                                                                                                             ===========
T. Rowe Price Growth Equity
                                     Foreign Currency           U.S. Dollar          U.S. Dollar Value       Net Unrealized
Currency and Exchange Date         Units Purchased/Sold       Proceeds/Costs       at December 31, 1997        Gain (Loss)
--------------------------------   ----------------------   --------------------   -----------------------   ------------------
Purchase Contracts
Hong Kong Dollar, 01/04/99             4,551,091            $  587,511             $  587,462                $       (49)
Great British Pound, 01/04/99            190,091               318,916                315,633                     (3,283)
Sale Contracts
Great British Pound, 01/04/99             55,456                93,037                 92,079                        958
Great British Pound, 01/05/99            265,030               443,236                440,048                      3,188
                                                                                                             -----------
                                                                                                             $       814
                                                                                                             ===========

Portfolio Partners, Inc.
Notes to Financial Statements
December 31, 1998 (continued)
--------------------------------------------------------------------------------

7. Authorized Capital Shares

The Company is authorized to issue a total of 1.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Aetna utilizes the Portfolios as funding options for certain of their variable annuities and variable life separate accounts. At December 31, 1998, Aetna owned all shares of beneficial interest of the Portfolios.

8. Certain Reclassifications

In accordance with generally accepted accounting principles, the following reclassifications were made in order to present the Portfolios' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Portfolios.

                                                                                          Accumulated
                                                                                         Net Realized
                                                             Undistributed Net            Gain/(Loss)
                                       Paid-in Capital       Investment Income         on Investments
                                   Increase/(Decrease)     Increase/(Decrease)    Increase/(Decrease)
                                 ---------------------   ---------------------   --------------------
MFS Emerging Equities                     --                  4,392,687               (4,392,687)
MFS Research Growth                       --                    (22,223)                  22,223
MFS Value Equity                          --                     (8,022)                   8,022
Scudder International Growth              --                    (92,917)                  92,917
T. Rowe Price Growth Equity               --                    (29,505)                  29,505

--------------------------------------------------------------------------------
(Unaudited)

Portfolio Partners, Inc. held a Special Meeting of Shareholders of the Scudder International Growth Portfolio on November 20, 1998. Shareholders were asked to approve or disapprove a new investment sub-advisory agreement between Aetna Life Insurance and Annuity Company and Scudder Kemper Investments, Inc. The results of the vote were as follows:

   Shares Voted For:     Shares Voted Against:    Shares Voted Abstaining:
   -----------------     --------------------     ------------------------
     15,896,086.778          483,606.325               1,493,022.612

                          Independent Auditors' Report

To the Board of Directors and Shareholders
Portfolio Partners, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of MFS Emerging Equities Portfolio, MFS Research Growth Portfolio, MFS Value Equity Portfolio, Scudder International Growth Portfolio and T. Rowe Price Growth Portfolio, series of Portfolio Partners, Inc. (the Portfolios), as of December 31, 1998, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and the period from November 28, 1997 (commencement of operations) to December 31, 1997. The financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 1998, the results of their operations for the year then ended and the changes in their net assets and financial highlights for the year then ended and for the period from November 28, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
January 29, 1999

36